UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Annual Report The Advisors’ Inner Circle Fund October 31, 2022

Cambiar Opportunity Fund	Cambiar International Equity Fund

Cambiar SMID Fund	Cambiar International Small Cap Fund

Cambiar Small Cap Fund	Cambiar Aggressive Value Fund

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022 (UNAUDITED)

Cambiar Investors, LLC

Shareholder Letter

October 31, 2022

Cost of Capital

Toward the end of 2021, the U.S. Federal Reserve began an awkward process of trying to both walk and talk its way out of a corner that it had painted itself into. Having injected spectacular quantities of money and liquidity into the financial system repeatedly during the COVID pandemic, presumably to offset a potential credit collapse and deflationary urge, when neither of these materialized, this represented a very basic problem. Instead, supply chains around the world were scarred, in some cases profoundly, by two years of COVID disruptions accompanied by across the board social and financial welfare. These combined to create a potent cocktail of well-financed excess demand and physically challenged supply – a perfect formula for inflation and interest rates to finally break out of a multi-decade downtrend – along with popping varying asset bubbles in the financial world.

Looking at recent events from a greater distance, the Pandemic playbook represented a continuation of the post-Financial Crisis playbook run by Central Banks globally from 2008 onwards. To prevent systematic deleveraging from causing an even worse economic calamity via deflation in a very financialized system, Central Banks in 2009+ took interest rates to 0% (or below), bought a variety of bonds, and signaled that they would keep at it, ergo subsidizing credit costs and blunting risk premiums in various assets. It worked, thankfully, but went on too long. In our view, Central Banks in the United States and abroad failed to normalize interest rates once the threat of a deflationary debt spiral and asset bust risks had passed (roughly in the 2015-17 time frame) and proceeded much deeper into risk suppression and rate subsidization during the pandemic. The deficiently low cost of capital, risk, and negative real rates of remuneration on savings have led to a different sort of malinvestment bubble than the housing and credit bubble of the 2000s. This includes an excess of startup and “disruptor” business ventures that are well capitalized and scaled but have yet to generate profits, too many services sector jobs, too much financialization of the real economy (still), overly optimized supply chains, inflated asset prices and related questionable investment fads, and likely unsustainable sovereign debt levels. Roughly ten times as many workers in 2022 work in venture-capital financed businesses as compared to 1990. Is this needed? Roughly 40% of the companies in the Russell 2000 small cap stock index do not generate profits (a record), despite corporate margins reaching an all-time record as a percentage of GDP. There will likely always be VC-sponsored businesses and unprofitable small cap companies, just not this many. Malinvestment bubbles also tend to divert resources away from where they ought to have been deployed. In today’s world, this implies deficient investment in various basic and necessary physical products, infrastructure, and other productive capacities, leading to inflationary pressure and a slowed capacity to respond to price signals.

The abrupt shift in the global financial regime, from nearly free money and docile risk premia in risk assets broadly to much higher levels of both, triggered a broad bear market in stocks and a variety of “worst since 2008” returns globally in 2022. Bond prices, which have been inversely correlated with stock prices for most of the last 30 years, have provided no benefit and have become highly correlated to stock prices. International asset allocation, once seen as a risk-diversifier, has been similarly unproductive, with international stock and bond valuations declining. Dollar-ized returns have been well worse for U.S. investors, as most currencies have declined materially.

The economic and financial environment post the 2008 Financial Crisis, it appears, ended with changes in various economic conditions that the COVID-19 global lockdown brought about. The totality of circumstances is far more complicated than the previous sentence, but these two global crises neatly bookend the period of unusually low-interest rates, capital costs, and low inflation that the world is now exiting. There are also numerous U.S. and global economic imbalances that have built up over this time period. These need fixing and are fixable by markets and businesses. Free markets and the incentives created by price movements generally lead to new and durable equilibriums, and we believe investors should focus on these ultimate outcomes primarily. Partially offsetting this optimism, we harbor concerns that the abrupt end to an extremely long time period of super-low interest rates, which coincided with a time of limited conflict or disharmony among advanced nations that is also ending, entails further valuation risks and unappreciated sensitivities to higher capital costs.

The global bear market of 2022 is an unusual one by modern standards, as Central Banks appear intent to cause financial instability as part of an overall effort to reassert inflation stability and Central Bank credibility around inflation and price stability expectations. These concepts, credibility, and stability, are precious commodities no central banker would want squandered. Yet to achieve them after a spectacular forecasting error following a very long period of low rates entails goals that are either somewhat or highly contradictory, depending on your vantage point, and the potential for unintended consequences is high. Nonetheless, there is money to be made, sometimes considerable amounts, exiting bear markets, the fearful behaviors they incite, and the changes in conditions that bring them about and lead to their resolution.

The “cost of capital” bear market in 2022 may have reached an interim zenith in early October, amplified by dysfunction in the U.K. pension market and international currency swaps. In a small echo of the 2008 financial crisis, acronym named derivative and leverage-laced structures (“LDI overlays”) did not behave as anticipated by their underwriters and owners, triggering violent margin calls in late September and early October. Arguably, monthly inflation prints and the rate of further Fed hikes should inflect downwards in 2023 based on numerous forward-looking indicators, leading to a basis for optimism that the cost of capital need not rise much further into early 2023. However, we expect the higher cost of capital to evolve into scarcer capital and liquidity in

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022 (UNAUDITED)

general in 2023 and beyond. After a very long era of cheap money that rewarded aggressive growth and financial engineering, are investors and business leaders prepared for something that is both very different and durably so? We harbor concerns that realism about a higher cost of capital and less financially accommodative regime prospectively are not high enough. Other features leading into the current bear market include a lack of realism about the state of geopolitics, what is and what is not prudent with respect to “efficient” supply chains, the de-carbonization transition, sensible and non-sensible sovereign governance, just to name a few. We can’t possibly explore all these topics here, but anticipate some resolutions, or at least better answers, are needed in the coming years.

Looking forward, though the bear market of 2022 has cut down stock market multiples globally, a higher cost of capital and reduced access to liquidity means growth stock multiples remain at risk (which was the case a year ago as well) and that outright speculative business models and stock market stories should be avoided. The greater cost of capital and limited capacity to add supply in a variety of older but necessary industries has re-prioritized investor interest towards an array of more predictable businesses with longer operating histories than the digital economy winners of the 2010s. Multiples of earnings and cash flow for these are not demanding, broadly speaking, versus in other more optimistic time periods. The “recession is coming” call has become so loud as to be a consensus in equity markets, depressing multiples, and in fixed income markets via a deeply inverted yield curve. As of this writing, the U.S. Treasury yield curve has only been so aggressively inverted during the peak “Volcker Fed” years of the early 1980s. This suggests the markets believe, very strongly, that an economic contraction, featuring some combination of higher unemployment, lower corporate profits, and varying degrees of credit stress cannot be avoided as the Fed seeks to restore price stability Against such a background, we believe companies with low debt, low dependence on access to debt-financing, high pricing power, modest multiples (and therefore modest implied growth expectations), and clear end-market opportunities into the next cycle are the best options in an admittedly modest strike zone of opportunities.

Looking into the coming year, our overall market outlook is admittedly murky. We are not especially optimistic that the U.S. stock market can generate much upside given what are still high multiples by historical standards. Outside the U.S., valuation support is a good deal better, but just as the COVID pandemic ended an era of sorts in terms of financial ecology, the post Cold War peace dividend and globalization push also appears decidedly over. With weak internal demand a common feature of the developed world ex-USA, durable economic growth becomes all the more challenging. Global growth post-GFC has been clearly led by China and the USA – Europe and Developed Asia have grown in large part by exporting to these two poles of economic dynamism. But with the USA short of workers to drive further growth and China veering deeper into their own internal reality distortion zone of Marxism and Statist domination of most industries, longer-term growth will need to come from new sources, it would seem. Right now, it is a bit early to pick relative winners and losers in this still-evolving new world order. Deep in a bear market, it is mostly about weighing relative opportunity sets, and being mindful for when outright giveaways are taking place. That said, based on our views and prevailing current market prices, we are leaning in the following directions:

Industrials - A variety of productivity-enhancing industrial businesses should benefit from deferred capital investments over the last several years, the substitution of capital for labor, de-carbonization, and the “hardening” of supply chains in varying forms. There are a lot of opportunities in these areas. While there is near-term cyclical risk, there are longer-term secular tailwinds for productivity-enhancing industrials that should endure.

Financials – We currently prefer tollbooth-like financial companies, such as exchanges, payment processing businesses, and some capital market businesses that may benefit from persistent volatility and the end of 0% rate policies. Simpler is better - highly complex banks, and investment platform businesses are broadly exposed to both the risks of ending a long era of cheap money and opportunity from higher net interest income spreads. There may be some opportunities as the recessionary dynamic gathers steam and leads to asset quality issues. Unlike the 2008 time period, we don’t believe what is unfolding will prove to be a capital event for most banks, as capital positions are vastly better, as well as loan underwriting standards. But it will be difficult to disprove the negative credit and capital risk thesis for at least a few quarters, the regulatory climate for banks continues to limit their potential, and we harbor some “black lagoon” concerns about what, exactly, likes beneath the surface following such a long period of low to negative real interest rates.

Technology - Tech stocks have, in past recessions, tended to go into and out of contraction rather quickly due to short product cycles. We suspect something similar may prevail in 2022-23 and see opportunities in particularly vital semiconductor and software businesses that are non-fungible by their customers. Offsetting this, a large chunk of technology businesses generate their profits globally, making a strong dollar and increasingly poor relationship with China a difficult risk to quantify. Years and years of low-risk premiums, short operating histories, and associated adulation by investors, have led to somewhat weaker capital discipline mentality by a lot of tech companies. The large slate of internet-platform businesses has not endured an economic contraction at their present scale, rendering their short operating histories a point of consideration.

Recession: What needs Recessing, What does not? - Entering a recession, it is important to identify what, exactly, the economy needs less of, i.e. what needs recessing. The what needs recessing list was covered earlier: the malinvestment bubble in me-too technology platforms, disruptors, and any number of questionable business models and alternative asset concepts. What does not need recessing are some notionally cyclical businesses that never really got going in the COVID economy or the post-COVID economy, leading to a reasonably constructive outlook for products that have been difficult to produce relative to normalized

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022 (UNAUDITED)

demand since 2019 – meaning that there is a multi-year supply deficit to produce into. These include autos, homes, and related components of these. There is clear and obvious offsetting finance-ability risk. So selectivity is critical.

Commodities – Commodities have tended to be a danger zone in non-inflationary global recessions given very high price elasticity to small changes in supply/demand. They are especially dangerous if these conditions are accompanied by a rapidly increasing U.S. dollar versus other currencies. Is this time different owing to the inflation and geopolitics dynamic? There are multiple and conflicting supply and demand drivers to global commodities at this time.

On the positive side, we see a favorable multi-year supply/demand imbalance for food, liquefied natural gas, and some strategic metals, notably copper. It is hard to overstate the impact that the war between Russia and Ukraine has in this regard. While Russia is not an important source of global demand, it is a very critical supplier of major commodities, especially oil and gas, as well as various agricultural products. The loss of any supply from Russia prospectively, and the weaponization of natural gas supply, entails a greater call on supply from North America and other (safer) jurisdictions. It is hard to get great comfort around the investment case for heavier industrial metals, such as iron ore, that feed into Chinese construction demand, given an evident financing and investment bubble.

The biggest of commodities, oil, is likely in a last-hurrah bull market propelled by deficient investment in upstream capacity and non-realism about what rate E.V.s might displace conventional demand from the world’s ~1.5 bn car and truck fleets. Of all the commodity markets, this one seems the hardest to gain comfort in the outlook beyond the next couple of years, but it could be longer than that. Among the reasons for extending the hydrocarbon-energy bull market, we don’t see a big shift in realism in the prevailing dialogue about the future of global energy supply and the transition away from carbon. Oil and gas are needed, as is related infrastructure, as are non-intermittent and non-carbon based energy sources. This quickly leads to nuclear energy as the only proven solution that could displace carbon at scale. Unfortunately, the dialogue around nuclear energy is poor and prone to fear-mongering, it takes a lot of time to construct anything, which leads the world back to burning carbon while the bickering persists. We would like to be more optimistic here than we presently are given climate change imperatives.

Thank you for your continued confidence in Cambiar.

Sincerely,

Brian M. Barish

President

Cambiar Investors LLC

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security. This information is for educational purposes only.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with equity investing, international investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Investments in small companies typically exhibit higher volatility. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Funds may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Holdings are subject to change.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022 (UNAUDITED)

Definition of Comparative Indices

MSCI World Index: The MSCI World Index is a free float-adjusted, market capitalization-weighted index that measures large and mid-cap equity performance across countries with developed markets.

MSCI EAFE Index: The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSCI EAFE Growth Index: The MSCI EAFE Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across Developed Markets countries around the world, excluding the US and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI EAFE Value Index: The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI EAFE Small Cap Index: The MSCI EAFE (Europe, Australia, Far East) Small Cap Index is a free float-adjusted, market capitalization weighted Index that is designed to measure small cap representation across developed market equity performance, excluding the U.S. & Canada.

Russell 1000 Value Index: The Russell 1000® Value Index is a float-adjusted, market capitalization weighted Index of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which consists of 3,000 of the largest U.S. equities.

Russell 2000 Value Index: The Russell 2000® Value Index is a float-adjusted, market capitalization weighted Index comprised of firms in the Russell 2000® Index that experience lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is a float-adjusted, market capitalization weighted Index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of 3,000 of the largest U.S. equities.

Russell 2500 Value Index: The Russell 2500® Value Index is a float-adjusted, market capitalization weighted Index comprised of the smallest 2500 firms in the Russell 3000® Index that experience lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is a float-adjusted, market capitalization weighted Index that measures the performance of the 3,000 smallest companies in the United States.

S&P 500 Index: The S&P 500 is a market capitalization weighted Index of 500 of the top companies in leading industries of the U.S. economy.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND (UNAUDITED)

Fund Performance Commentary

Cambiar Domestic Strategies

Each of Cambiar’s domestic strategies outperformed their primary benchmarks in F2022, following a rather exceptional 2020 and modest underperformance in a more speculative market in 2021. Given the Funds’ emphasis on quality and conservative/predictable business fundamentals, we were not entirely surprised, as the market in 2021 has favored very deep value asset-heavy businesses and as well highly speculative/disruptive technology businesses in contrast to steadier performers. The script flipped in 2022 owing to a higher cost of capital and violent shifts in fundamentals for many businesses. This has been most notable in the consumer discretionary, materials, and energy sectors. Cambiar remains focused on consistent execution in the underwriting of new positions, maintenance of existing holdings, and selective avoidance of industries/companies that do not meet our investment criteria. We are confident that our overall discipline can remain effective in 2023, as we do not expect the cost of capital issues that have predominated in 2022 will abate.

Cambiar Opportunity Fund – The Fund benchmarks itself against the Russell 1000 Value Index, and owns a mix of mostly large-cap U.S. stocks with some occasional mid-cap names. The Fund was very close to in-line with the Russell 1000 Value Index, over the one-year period ending 10.31.2022, declining by -7.74%% versus -7.00% for the index. While the aggregate performance is a passing grade, we are a bit disappointed not to have done better, with deficient participation in the energy sector and poor stock picking in the consumer discretionary sector dragging down some very effective stock picking elsewhere.

Financial services remain a major part of most value benchmarks and exemplify the ferocious shifts in perceived fundamentals during the pandemic (2020), exiting the pandemic (2021), and entering a restrictive monetary climate (2022). The upwelling in economic activity and a steepening of the yield curve exiting the pandemic wholly reversed in 2022. Over the years, we have become increasingly sanguine about the investment challenges of bank stocks versus other kinds of financial businesses. Banks can and generally do participate in broad stock market rallies. However, the core business of banks is challenged to earn superior returns on capital given high capital requirements, a high regulatory burden, and a relatively looser relationship between economic growth and business-lending. As stocks, they perform as beta trades all too often, faltering as yield curves flatten or broader markets flatten, but ripping under the right circumstances. For this reason, we have endeavored to build a financial services portfolio which leans more heavily on other financial businesses that are not specifically in the deposit-taking and lending game. The low draw-down of our financials under the extreme yield curve inversion in 2022 (-8% versus -13% for the sector broadly) validates our approach. Given the extreme flip-flopping of sentiment, we expect there may be attractive opportunities as markets price recessionary credit conditions into the sector.

Cambiar’s deficient participation in the energy sector has been a notable source of detraction, especially given the contrarian opportunity that it represented deep in the pandemic. It is worth sharing our critical thoughts on the space and our approach prospectively. In the post-GFC economy of the 2010s, energy was, broadly speaking, a miserable sector replete with many undesirable characteristics, such as poor capital discipline and corporate governance, a “loose” supply side due to shale technology and innovation and capital that would chase production growth, and as well market manipulation (not always successfully) by the OPEC cartel. Add highly visible long-term obsolescence risk in the form of electronic vehicles (E.V.s) displacing traditional internal combustion engine (ICE) cars, and it was hard to see much merit in the space or much ability for us to estimate future multiples of earnings or the earnings for that matter.

That view became dated, just as the lowflation-forever view of interest rates and capital costs as fundamentals migrated into something very different. In the case of energy, three sector-specific developments stand out. First, the poor returns of the 2010s and long-term viability issues as E.V. penetration grows, are known to all, including those folks (still) in the business of drilling for hydrocarbons in the ground. They have reached a logical conclusion – why try hard / spend hard to grow capacity, when it won’t be needed at some point in the future? Why spend hard to resolve current bottlenecks when you will be a political punching bag under almost any outcome? Spend less, throw a lot of profits back at shareholders, and just do the really obvious and higher IRR projects. Hence, global energy capex has collapsed by over 50% versus 2014-15 peaks and by nearly 70% measured as a percentage of sales in 2021-22. It’s a remarkable change. Second, the “other” law of large numbers has begun to show up. The tremendous success of shale in North America means that there is a lot of shale oil production today, nearly 9 million barrels of oil and more of natural gas. This leads to a higher base effect – more new production needs to be added to offset these wells as they decline. That does not guarantee lower net production in the future, but makes it harder, especially given the reduced interest in spending by most energy companies, to grow from here. And North American shale is still going to be needed, at least in this decade, to balance the world’s supply of energy. Third, and we really could not have foreseen this prior to 2020, the rise of ESG-oriented investment mandates (which disfavor investing in hydrocarbons as being bad for the environment) has bent the flow of capital away from energy companies. The merits or demerits of ESG are not a primary topic for this shareholder letter. However broadly speaking, a business school textbook will tell you that if a vital economic sector is starved for capital, returns on what capital remains in the space will rise. Thus, while wholly unintended, one should expect better, versus inferior, returns on capital for energy companies provided this persists. At the very least, the efficacy of OPEC to steer the energy market has grown. The poor market structure and poor corporate governance problems of the 2010s have turned into something rather different.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND (UNAUDITED)

We should have been processing the above train of logic sometime in 2021, and were starting to in 2022 when Russia invaded Ukraine. This event briefly took the price of oil and natural gas well beyond a normal equilibrium price, and chasing the equities there seemed like a poor decision. A choppy market/bear market, and the prospect of less demand in 2023-4 due to a weaker global economy, should make for relatively better entry points in the space, as the logistics of buying oil from Russia (it’s still on the market and not effectively banned) are being sorted out.

One last area worth commenting on for the Opportunity Fund is the FAANGs stocks, or what remains of them, in late 2022. As the scale of these technology-driven businesses has grown to massive size, and as capital has poured into new digital marketplaces such as social media and streaming / non-linear television, the opposite phenomenon to the capital starvation of the energy space has transpired. There is too much capital chasing too few customers, eyeballs, clicks, and ad dollars. A serious winnowing out of these new, short-operating history companies is underway. One of the salient lessons of past bear markets is that new leadership emerges once markets do bottom out. While there seems little question about the long-term scale of a few of the FAANGs (Cambiar has held positions in Google and Amazon for some time), we harbor concerns that the operating environment of the late 2010s was uniquely conducive to these scaled digital marketplaces, and won’t easily be repeated. Given some degree of FAANG over-exposure in global portfolios, some opportunities could arise in 2023+, however as capital migrates.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND (UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMOX | CAMWX
Number of Holdings	37
Strategy Assets	$281,436 B

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2022
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	-7.74%	11.20%	8.80%	11.22%	8.67%
Institutional Class Shares	-7.55%	11.43%	8.99%	11.46%	7.45%
S&P 500 Index	-14.61%	10.22%	10.44%	12.79%	7.15%
Russell 1000® Value Index	-7.00%	7.31%	7.21%	10.30%	6.86%

GROWTH OF A $10,000 INVESTMENT

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning June 30, 1998 and Institutional Class Shares were offered beginning November 3, 2005. The S&P 500 Index annualized inception to date return since June 30, 1998.The Russell 1000® Value Index annualized inception to date return since June 30, 1998.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND (UNAUDITED)

Cambiar SMID Fund – The Fund better protected capital than its primary Russell 2500 Value benchmark during the 2022 fiscal year, down -5.74% against a -10.66% for the Index. The Fund is managed in a concentrated, high active share fashion in an effort to deliver alpha based on fundamental stock research insights, but importantly as well to maintain a variety of value drivers across the portfolio to appropriately navigate less favorable market conditions and deliver effective downside capture.

The Fund’s financial holdings again produced the largest positive contribution to relative performance, due to good stock selection. Three of our insurance holdings and a high-quality bank were among the stronger performing stocks for the year across the SMID portfolio. In sum each benefitting from higher interest rates in one form or another. Our industrial holdings also fared well, in part with the anticipation of accelerating global capital spend to address certain inflationary factors and secular trends, like energy efficiency. Alternatively, the Fund fared poorly with its consumer discretionary exposure, suffering from a significant inventory correction cycle across the retail space, and a poor capital allocation strategy from one of its casino holdings attempting to establish a foothold in online gaming. As well, our continued underexposure to the energy sector, particularly early in the year, was not helpful, with the energy component of the Russell 2500 Value Index up over 54%, against the Fund holding’s 6% return over the same time. While we did identify two interesting incremental exposures within the Energy sector during the fiscal year, the checkered track record of capital discipline and adequate oil and gas supply over the medium- to long-term requires ongoing close scrutiny to ensure consistency with our stated investment philosophy focused on buying quality businesses at a good price.

While we would prefer to deliver a positive return every year, we acknowledge that certain environments are not conducive to strong equity returns. During those times, we aim to deliver better relative capital protection. Fiscal 2022 saw most global Central Bank activity move away from ample liquidity and toward higher base rates and quantitative tightening, with investor risk appetite clearly moderating in return. We have a view that stronger companies tend to produce better financial performance over the medium- to long-term, in part because they are built and managed to weather different macroeconomic regimes more favorably than peers. In maintaining consistent exposure to these kinds of stocks at less demanding valuation levels, we believe better downside capture, and ultimately superior through-the-cycle investment returns can be realized at a lower level of volatility. We are unwavering in this investment philosophy and intend to exercise strict discipline in doing what we say we do, even when it is uncomfortable and seemingly out of step with broad investor sentiment, as it was for large parts of the COVID market recovery period.

Coming off the aforementioned ebullience of fiscal 2021, fiscal 2022 broadly saw the SMID Fund simply continue to own highly profitable businesses with strong balance sheets, steady free cash flow, attractive forward growth prospects and undemanding valuations that offer a skewed risk-reward over the near and medium term. These biases may find themselves more in market favor against a sticky and higher cost of capital, and we remain confident with our tenets that business strength and the price paid for those attributes ultimately determines forward equity return potential. Should equity markets overall continue to be more challenging, or reverse course and again levitate with recession avoided and/or Central Banks “pivoting,” we would note a manager skewed toward quality and price may be in good position in either circumstance – to deliver above average downside capture, protecting client capital and creating the opportunity to deploy funds as that improved opportunity set emerges one way or another.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND (UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMMX | CAMUX
Number of Holdings	39
Strategy Assets	$127,041 B

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2022
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	-5.74%	9.46%	10.00%	12.33%	9.57%
Institutional Class Shares	-5.67%	9.55%	10.07%	N/A	8.69%
Russell 2500® Index	-17.58%	7.94%	7.07%	10.71	9.29%
Russell 2500® Value Index	-10.66%	7.57%	5.77%	9.55%	8.42%

GROWTH OF A $10,000 INVESTMENT

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning May 31, 2011 and Institutional Class Shares were offered beginning November 3, 2014. The Russell 2500® Index annualized inception to date return since May 31, 2011. The Russell 2500® Value Index annualized inception to date return since May 31, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND (UNAUDITED)

Cambiar Small Cap Fund – The Fund better protected capital than its primary Russell 2000 Value benchmark during the 2022 fiscal year, down -7.36% against a -10.73% for the Index. The Fund is managed in concentrated, high active share fashion to seek to deliver alpha based on fundamental stock research insights, but importantly as well to maintain a variety of value drivers across the portfolio to appropriately navigate less favorable market conditions and deliver effective downside capture.

The goal for the Cambiar Small Cap Fund as always is to identify and invest at appropriate valuation levels in companies demonstrating above-average internal financial/operating performance reflective of a structural product and/or advantaged market position over multi-year periods. Our expectation is that in times of relatively high capital market risk tolerance, such businesses and their respective stocks may lag, but alternatively should evidence their inherent underlying financial durability in times of market stress. The goal is to deliver through-the-cycle excess equity returns relative to the benchmark. Individual stock valuation levels and associated price-sensitivity at entry remain critical investment process components, and portfolio balance is actively managed to maintain diverse sources of combined return and to provide consistent exposure to historically less volatile and/or a-cyclical areas of the market. With risk and liquidity considerations an increasing market concern for much of the 2022 fiscal year, the Fund was able to navigate the conditions better than the Index, in part because approximately 40% the Index includes companies that deliver no profit at all, and as such are particularly disadvantaged in a higher cost of capital regime.

Backing up to the start of the fiscal year, small cap stocks and the Russell 2000 Value Index began a volatile but steady grind lower from previously high valuation and even record absolute price levels as the capital markets began to discount pending central bank action against still accelerating inflation, at readings not seen in decades. The first of five rate hikes into the October fiscal year end commenced in March 2022, with small caps continuing to struggle before a late rally into fiscal year end on hopes for a nearing Fed “pivot.” Despite declining in absolute terms, the Cambiar Small Cap Fund did deliver strong relative performance, maintaining its aggregate exposure to more profitable, higher internal investment return and lower leverage businesses across the portfolio. Stock selection was particularly strong in Financials and particularly weak in Information Technology, where concerns on an inventory overhang across the semiconductor industry and the forward viability of many non self-funding companies in the sector generated substantial capital flight. And with ongoing careful consideration of the financial durability and long-term hydrocarbon demand structure for many small capitalization energy stocks, still low exposure to the Energy sector also negatively impacted relative returns of the Fund in fiscal 2022.

Still, the Cambiar Small Cap Fund continues to maintain good overall balance in terms of sector allocation, business diversification, and perhaps most importantly variance of forecasted value drivers across the portfolio. Current capital market indicators, and most asset prices, do express a greater degree of conservatism than seen in recent years as a higher cost of capital regime finds its way into valuation assumptions and calculations of the financial viability of many things, companies to cryptocurrencies. We are mindful of the rhyme to previous exuberant capital market environments and their unwind that we have witnessed, whether 1999 or 2007, and have extended our basket of observations as far back as the mid 1970s, the last time inflation and interest rate interplay held such potential consequence for the capital markets. With limited predictive capability however, we continue to execute our investment process while that much more focus on the risk-reward relationship between valuation and fundamentals in the companies we evaluate. Whatever the forward environment brings, the Cambiar Small Cap Fund continues to reflect thoughtful individual stock analysis and overall portfolio construction, set up for continued sustainable execution.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND (UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMSX | CAMZX
Number of Holdings	48
Strategy Assets	$72,300 B

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2022
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	-7.36%	7.12%	6.55%	7.92%	8.57%
Institutional Class Shares	-7.21%	7.32%	6.73%	8.14%	10.79%
Russell 2000® Index	-18.54%	7.05%	5.56%	9.93%	8.34%
Russell 2000® Value Index	-10.73%	8.08%	5.31%	9.37%	7.66%

GROWTH OF A $10,000 INVESTMENT

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning August 31, 2004 and Institutional Class Shares were offered beginning October 31, 2008. The Russell 2000® Index annualized inception to date return since August 31, 2004. The Russell 2000® Value Index annualized inception to date return since August 31, 2004.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND (UNAUDITED)

Cambiar International Equity Fund – The Cambiar International Equity Fund posted a total return of -26.42% for the period compared to MSCI EAFE, which returned -23.00% for the same time period. International markets were profoundly weak over the last 12 months owing to economic events (the war in Ukraine and continued China COVID lockdowns) and especially due to currency weakness. For the trailing 12 months, the Euro declined by roughly 18% versus the U.S. dollar, from $1.16 per Euro to below 1:1 parity, the British pound declined by a similar 16%, and the Japanese yen declined by 23%. In all cases, rapid increases in the U.S. Federal Reserve’s Fed Funds rate have driven sizable dollar appreciation versus most other currencies. Europe and Japan generally run trade surpluses versus the rest of the world, offsetting some aspects of interest rate differentials in terms of currency fundamentals. However, the challenging global supply situation in energy, and especially natural gas, as Russia has opted to weaponize its supply of natural gas to punish the rest of the world for opposing its voluntary war in Ukraine, has damaged this relationship. The U.S., on the other hand, is replete with natural gas supplies, making it a net beneficiary of this imbalance – and thereby augmenting the natural attractiveness of the dollar even more.

Entering 2022, the International Fund was positioned for economic re-opening in Europe and parts of Asia ex-China. Unlike the United States, most foreign countries had not experienced the acutely strong and liquidity-driven expansion in 2021 that the U.S. had, and COVID restrictions remained still broadly in place until the spring of 2022, at which point health authorities generally ceased efforts to contain the spread via social restrictions. The Fund performed well prior to the invasion of Ukraine, but in the immediate aftermath of the Russian invasion, the economic outlook for most of the world took a sharp turn lower. Despite this overhead handicap, the Fund’s positions performed about in line to slightly better than the EAFE save for deficient participation in the energy sector, and some outright poor stock selection in the healthcare sector, which had little to do with any economic assessment. There is a discussion of the evolution of our in-house views for energy investability, and how these became dated, in the Cambiar Opportunity Fund commentary earlier in this letter. For international markets, the energy-opportunity is more heavily weighted towards liquified natural gas (LNG), as the Russian invasion of Ukraine has created an exceptional and durable need to identify new sources of gas for Europe and Asia. European and Australian energy majors are among the best ways to address this opportunity, and the portfolio has added positions that incorporate substantial LNG business units.

In last year’s shareholder letter, we included the following paragraph about international investing:

The longer-term success of the Cambiar International Equity Fund stemmed from three basic insights about international investing. First, international markets have a tendency to exhibit greater price and valuation swings as stocks de-rate or re-rate based on their growth and returns profile. Growth and high returns on capital are relatively rarer than in the United States, where the business culture and velocity of new ideas has tended to be greater. A price-sensitive discipline that is acutely tuned to actions when an attractive entry point (or exit point) is presented can benefit from this, especially knowing the market tendencies. Second, a deep value, or aggressive growth mindset tends to be insufficiently flexible in contending with these elements, leading to a quality-value or GARP mindset as the better mousetrap. Last, corporate governance and capital stewardship tend to be important value drivers, especially as the quality of thinking/governance varies greatly overseas. From a behavioral point of view, these elements have driven the longer-term success of Cambiar International’s efforts. For a number of reasons, none of which I find very satisfactory, the experience of the last few years has seen a flawed implementation of the above into Cambiar International Fund. We have redoubled efforts, added several new members to the team, and are focusing hard on the basic blocking and tackling issues to the above. These include identifying a wide funnel of possible stock ideas during better times so that there is an active roster of stocks to be implemented as and when the inevitable swoons occur and ensuring the market structure, business output, and competitive position of our positions is durably strong, such that our conviction does not waver in these same episodes. International portfolio management generally requires a cast iron stomach and an unemotional 1,000 yard stare.

Clearly, the efforts at improvement need to continue. There have been new team members added in 2022, addressing specifically the efficacy in healthcare. The stopped clock impediment to energy stocks had more to do with the portfolio managers than the team and has also been rectified.

Cold War 2.0 – It is entirely possible that 2022 will go down in history books as marking the end of the post-Cold War peace and the beginning of a new era of geopolitics. The 1945-1990 Cold War featured a conflict of economic ideologies, state-sponsored Communism versus private sector-driven free market economics, and the respective champions of each, The Soviet Union / Russia and The United States, each of which sought to export and expand the global reach of their systems, sometimes by force. If 2022 indeed marks a new Cold War, it is not altogether clear if there are dueling ideologies or if this conflict hearkens back to 18th and 19th century empire-building exercises by the European powers. Today’s dueling powers are still the free market USA in one corner and notionally communist China in the other. Around the globe, the U.S.-led economic order has been staggeringly victorious to date, with over 80% of global trade conducted in dollars, as compared to around 50% in 2007 and less than 40% at the fall of the Berlin Wall.

It might be a little early to place a specific label on what, exactly, the 2022+ conflict is about. Some pundits refer to China and Russia as leading an Alliance of the Aggrieved or in a different alliteration, The Illiberal East. These are large countries with their own rich histories that recoil at being relegated to second-tier status versus the U.S. and its closer allies in Europe and Asia, instead seeking to define their own spheres of influence and commerce. It also happens they are led by personality-cult dictators that have their own peculiar motives. However these countries are characterized, their political and economic plans do not jibe with a

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND (UNAUDITED)

world ruled by free market economics, price discovery by markets, and the free flow of capital, labor, and trade seeking returns and growth. The U.S. won the Cold War, not by firing guns, but rather because the populations of nations impoverished by nonsense ideologies such as Communism and other versions of Statism became aware of just how much better life was on the other side of the divide. Having traveled to the then Soviet Union in the mid-1980s, no one should underestimate the impact that portable media, such as the video cassette tape, had in wrecking the debauched capitalist narrative spun by propagandists. Maybe that (now archaic) device needs to make a comeback to get around the Iron-Firewall of Chinese and Russian censors today.

This story will play out over time.

The global financial stock market story that prevailed as the Cold War ended was one of inevitability and convergence toward the U.S. economic model. $ trillions of portfolio allocations went overseas in pursuit of higher financial returns driven by the inevitability and convergence arguments. These arguments look deeply misplaced at this juncture. As the world moves to a new, post-globalization phase of development, there will certainly be opportunities. They just might require a bit more research versus the broad optimism wave of the late 20th century.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND (UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMIX | CAMYX
Number of Holdings	42
Strategy Assets	$302,805 B

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2022
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	-26.42%	-6.30%	-4.70%	1.88%	4.83%
Institutional Class Shares	-26.32%	-6.19%	-4.59%	N/A	1.89%
MSCI EAFE Index	-23.00%	-1.27%	-0.09%	4.13%	5.74%

GROWTH OF A $10,000 INVESTMENT

(1) Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning September 9, 2002 and Institutional Class Shares were offered beginning November 30, 2012. The MSCI EAFE Index annualized inception to date return since September 9, 2002.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND (UNAUDITED)

International Small Cap Fund – The Cambiar International Small Cap Fund posted a total return of -35.33% for the reporting period, compared to the MSCI EAFE Small Cap Index which returned -29.95%. This underperformance was almost exclusively driven by stock selection as allocation was a marginal detractor to overall performance during the period. Last year we had noted that since the announcement of Moderna’s and Pfizer’s vaccines in November of 2021, we had witnessed a large move in what were higher beta lower quality businesses that suffered significantly during the pandemic namely banks, energy stocks and commodity producers. Throughout 2022, this trend has continued with higher quality companies continuing to lag the broader market relative to lower quality more highly cyclical parts of the market which tend to benefit more during periods of rising inflation and interest rates. We continue to stay disciplined to our QPD process which largely avoids a meaningful allocation to these parts of the market simply because these companies tend to lack a demonstrable history of generating through cycle cash flow durability, pricing power, wide moats and generally acceptable returns on investor capital. Therefore while painful in the short term, we believe this period of outperformance from lower-quality areas of the market are likely to be short-lived. We recognize this is the second year of underperformance for the strategy but when we reflect on our portfolio attributes namely above average returns on equity and returns on assets versus the benchmark in addition to below average leverage all with valuations that are broadly in-line with the benchmark suggests to us that not only are we consistent with our discipline but that once the market returns to rewarding companies that have a history of generating excess returns on capital you as shareholders will see the benefits.

At a sector level, the biggest drags to performance came from financials, consumer discretionary, communication services, healthcare, and technology. Our underperformance in financials was driven by a lack of interest rate balance sheet heavy financials, which benefit more in a rising rate environment, in favor of more asset light fee driven businesses. Underperformance in energy was largely due to allocation given our underweight position. Positive contributors to sector performance came from consumer staples, materials, real estate and cash.

At a regional level, Emerging markets and North America were positive contributors to performance. We underperformed in Japan largely due to our underweight to the country relative to the benchmark. Europe, Middle East, and Africa were the biggest sources of underperformance on a regional basis.

To conclude, the Fund’s underperformance vs MSCI EAFE Small Cap has largely been driven by an under-allocation to lower quality higher beta parts of the market that have benefitted from the post pandemic re-opening and vaccine availability. Adding to this has been a rapid rise in inflation and interest rates disproportionately benefitting lower margin lower return more cyclical businesses. While we’re disappointed, we are still very optimistic that our focus on buying and owning high quality businesses at prices that give us a strong margin of safety and what we consider a pragmatic valuation framework will win. Heading into 2023 as central banks reach the peak of their rate hike cycles as the nominal rate of inflation peaks commensurately, we should start to see a rotation back towards higher quality structurally advantaged businesses as these companies have witnessed a significant multiple compression due to both stock price underperformance in addition to continued earnings resilience. In the short run the market is a voting machine but in the long run a weighing machine and as such we continue to believe that Mr. Market will weigh our portfolio and find the substance of our companies attractive and value them appropriately.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP (UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMFX
Number of Holdings	38
Strategy Assets	$29,633 B

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2022
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Institutional Class Shares	-35.33%	-6.99%	-2.93%	N/A	1.39%
MSCI EAFE Small Cap Index	-29.95%	-1.88%	-0.92%	N/A	4.12%

GROWTH OF A $10,000 INVESTMENT

(1) Commenced operations on November 18, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND (UNAUDITED)

Cambiar Aggressive Value Fund – The Fund declined -13.93% versus a -18.48% decline in the MSCI World Index during the fiscal year – a favorable (relative) performance. In May 2020 the Fund reclaimed its original name as the Cambiar Aggressive Value Fund, at the request of the manager and with Fund board approval. This Fund was incepted in 2007 under this name, but in 2016 it was re-named the Cambiar Global Unconstrained Fund and subsequently the Cambiar Global Ultra Focus Fund in 2017. In 2023, it is anticipated that the Aggressive Value Fund will be converted into an active ETF, which will necessitate a ticker change and, it is hoped, greatly increase the Fund’s marketability. For 2022, the Fund managed to not get into too much trouble in the bear market, generating positive performance in agriculture and military-linked stocks along with some modest gains in energy positions and consumer-staples stocks. Pain was suffered in anything linked to discretionary spending, and tech. We are very optimistic the (likely volatile) path of 2023 will yield opportunities for Aggressive Value.

The Aggressive Value Philosophy - When Cambiar Aggressive Value first came into existence in 2007, the intention was to give it a provocative name and a very broad charter to achieve long-term returns. You might chuckle today to recall that back in 2007, value funds were held in favor in the markets, while growth funds were still looked at derisively after the reckless tech bubble and bust in the early 2000s. Nonetheless, in 2007 there were still lots of aggressive growth funds, and not a single aggressive value fund? To this day, Cambiar Aggressive Value is the only one that I am aware of.

To achieve such an objective the plan was for the Fund to be able “go big” and “go anywhere” in terms of capitalization, position size, and domicile, including some capacity to use derivatives and swaps to create short positions or leveraged long positions The unbounded freedom, sounded great in theory – in practice it has more or less led to performance booms and busts. It was too many degrees of freedom, which is challenging in general and especially in a concentrated strategy. Dialing in the right exposure down cap, versus ex-U.S., versus in U.S. large caps was perpetually challenging.

The broad charter made Aggressive value hard to benchmark or set performance expectations, leading to limited marketability. We tried making Aggressive Value more explicitly global to improve the benchmark-ability (and renamed as Global Ultrafocus) at one of the more inopportune moments in financial history. From 2014-present, the U.S. has soundly outperformed global alternatives, leading to a record-high U.S. share of global capitalization and a clear performance drag for non-U.S. stock allocations. And within the large cap space, holding anything less than a big chunk of the Fund in FAANGs also hurt, given what has transpired during this time period. Possibly, the name change just impacted the Fund’s mojo in some spiritual way, as performance struggled during the years when it was not called Aggressive Value. Deep in the 2020 COVID Pandemic, the Fund was reverted back to its old name, and performance did improve quickly.

Going forward, narrowing the scope of the Fund should improve the manageability, the volatility versus benchmarks, etc. I am also optimistic that the era of persistently concentrated benchmark returns in the FAANGs is probably over.

The Fund has been substantially repositioned in the last six months, as it held a larger number of smaller cap and international positions as part of its (prior) go-anywhere investment charter. As of October 31st, the Fund has been repositioned as a Large Cap U.S. plus strategy, with several non-U.S. blue chip stocks that are appealing (about 30% of assets currently). Valuations and market efficiency outside the U.S. are considerably lower broadly speaking – it would be foolish to disregard the relative attractiveness of these franchises at this time.

Deconstructing Upside

Historically, Cambiar employed a 50%+ upside hurdle requirement within a medium-term time frame (12-18 months). This was a good faith estimate based on valuation, catalysts, and some set of anticipated financial developments. Obviously gains of this size are not always going to be realized, and oftentimes the world has a different plan than your stock thesis, as we have seen globally in 2022. The Aggressive Value Fund leaned toward higher theoretical upside positions versus the broader Cambiar slate.

Looking back at the 50% rule dispassionately, the high upside could often be deconstructed into two distinct parts. The first part, some 25-30%, tended to be a function of some basic financial developments that were anticipatable: earnings growth from normal business operations, the anniversary of some difficult compares or resolving some troublesome business units as examples. These developments could reasonably be anticipated to bring the stock up to some “normal” multiple of earnings, cash flow, or book value that it had tended to trade at, or alternatively through higher earnings growth, to simply retain a moderate multiple versus history or peers. The second part, i.e. the next 20-25%, is inherently far less certain in an efficient financial marketplace. It often involved either: 1) a reassessment of the business valuation by investors, 2) product-specific outperformance, or 3) some combination of product, financial, and atypical business developments that could lead to outcome one or two, i.e. an abundance of good news. In a manner of speaking, the upside target included a reasonably forecastable gain based on financial performance, and a much less forecastable behavioral finance piece that manifested as multiple expansions of the stock. It would be correct to assume that one cannot reliably expect to get this second slice of cake. However, the idea was that if we could harness just a few of these situations in a given year, results would be flattered. Importantly, sometimes markets assign very little, if any, the possibility of this second stage of stock performance, when it is reasonably possible.

Hedging and hedging instruments – Cambiar has not generally employed futures, forward contracts, and other such instruments to manage currency or other forms of volatility, as these represent “known costs for unknown benefits”, although we retain the

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND (UNAUDITED)

option to do so. Our philosophy is that these instruments make the most sense for manufacturing companies, who expect to deliver a certain good at a certain time in the future with costs that can also be certain in today’s currency prices but not necessarily in the future. Mutual fund portfolios, on the other hand, are never “delivered” to a final buyer; they are intended to represent a continuous set of holdings for years or decades, with daily liquidity as an option for the investors in the Fund. Hedging instruments are not designed with any of this in mind. Hedging costs are feasible (that is to say not overly costly) in a world of stable currencies and lower interest rates, but for currencies with volatile trading patterns or high local interest rates, such as emerging market currencies, the cost of hedging instruments can be either prohibitive or wholly inconsistent in their availability. For emerging market positions, of which we have but a few presently, if one is not confident of the value and stability of local currencies, we believe it is best not to invest heavily in general.

Derivatives – The only Cambiar fund that has held any derivatives since early 2012 is the Aggressive Value Fund, where Cambiar employs the use of longer maturity call options and total return swaps on occasion. In our view, these instruments, among other impacts, can permit smoother management of Fund positions and cash balances during periods of cash flow and market volatility and also allow for some degree of improved management portfolio returns. By their nature, derivatives embed a degree of leverage and can either amplify or reduce overall portfolio performance accordingly. The use of these instruments for the Aggressive Value Fund has been very modest in 2021. The Fund held a swap position in Deutsche Telekom and its subsidiary holding T-Mobile, during early 2021 The Fund liquidated this position after some moderate appreciation, reasoning there were other opportunities for the capital to be deployed.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security. This information is for educational purposes only.

Mutual Fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with equity investing, international investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Investments in small companies typically exhibit higher volatility. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Funds may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Holdings are subject to change.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND (UNAUDITED)

CHARACTERISTICS & PERFORMANCE

Characteristics
Ticker	CAMAX
Number of Holdings	27
Strategy Assets	$43,084 B

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 202
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	-13.93%	5.63%	2.59%	8.19%	6.38%
MSCI World Index	-18.48%	6.11%	6.37%	8.94%	5.32%

GROWTH OF A $10,000 INVESTMENT

(1) Commenced operations on August 31, 2007.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND OCTOBER 31, 2022

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.8%

	Shares	Value

AEROSPACE/DEFENSE EQUIPMENT — 10.4%
Airbus ADR	375,000	$10,136,250
L3Harris Technologies	38,000	9,365,860
Raytheon Technologies	108,000	10,240,560

		29,742,670

AIR FREIGHT & LOGISTICS — 3.1%
United Parcel Service, Cl B	52,000	8,724,040

BANKS — 3.1%
JPMorgan Chase	70,000	8,811,600

BEVERAGES — 3.2%
Constellation Brands, Cl A	37,000	9,141,960

CAPITAL MARKETS — 10.8%
Charles Schwab	72,000	5,736,240
Goldman Sachs Group	27,000	9,301,770
Intercontinental Exchange	90,000	8,601,300
KKR, Cl A	145,000	7,051,350

		30,690,660

CHEMICALS — 3.4%
Corteva	147,000	9,604,980

COMMUNICATION EQUIPMENT — 3.5%
Motorola Solutions	40,000	9,988,400

CONSUMER FINANCE — 3.1%
American Express	60,000	8,907,000

ELECTRIC UTILITIES — 1.9%
American Electric Power	62,000	5,451,040

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
ELECTRICAL EQUIPMENT — 2.2%
Rockwell Automation	25,000	$6,382,500

ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS — 2.6%
TE Connectivity	60,000	7,333,800

FOOD & STAPLES RETAILING — 3.0%
Sysco	100,000	8,656,000

HEALTH CARE EQUIPMENT & SERVICES — 2.3%
Medtronic	73,000	6,375,820

HEALTH CARE PROVIDERS & SERVICES — 6.9%
Centene *	90,000	7,661,700
Humana	11,300	6,306,304
Laboratory Corp of America Holdings	26,000	5,768,360

		19,736,364

HOUSEHOLD PRODUCTS — 3.0%
Colgate-Palmolive	115,000	8,491,600

INSURANCE — 3.2%
Chubb	42,000	9,025,380

INTERACTIVE MEDIA & SERVICES — 2.8%
Alphabet, Cl A *	86,000	8,127,860

INTERNET & DIRECT MARKETING RETAIL — 1.8%
Amazon.com *	50,000	5,122,000

IT SERVICES — 6.0%
Fiserv *	81,000	8,321,940
Mastercard, Cl A	27,000	8,860,860

		17,182,800

MULTI-UTILITIES — 3.0%
Sempra Energy	56,000	8,452,640

OIL, GAS & CONSUMABLE FUELS — 4.2%
ONEOK	100,000	5,932,000
Williams	185,000	6,055,050

		11,987,050

REAL ESTATE INVESTMENT TRUSTS — 1.6%
Welltower	75,000	4,578,000

ROAD & RAIL — 5.5%
Uber Technologies *	265,000	7,041,050
Union Pacific	43,000	8,477,020

		15,518,070

SEMI-CONDUCTORS & INSTRUMENTS — 4.7%
Applied Materials	86,000	7,592,940
Marvell Technology	142,000	5,634,560

		13,227,500

SPECIALTY RETAIL — 2.5%
TJX	100,000	7,210,000

TOTAL COMMON STOCK (Cost $218,325,367)		278,469,734

SHORT-TERM INVESTMENT — 1.0%

First American Treasury Obligation Fund 3.090% (A) (Cost $2,966,489)	2,966,489	2,966,489

TOTAL INVESTMENTS — 98.8% (Cost $221,291,856)		$281,436,223

Percentages are based on Net Assets of $284,757,661.
(A)	The rate shown is the 7-day effective yield as of October 31, 2022.
*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND OCTOBER 31, 2022

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND OCTOBER 31, 2022

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS COMMON STOCK — 96.1%

	Shares	Value
AEROSPACE & DEFENSE — 2.4%
Mercury Systems *	63,570	$3,076,788

AIR FREIGHT & LOGISTICS — 2.6%
Expeditors International of Washington	33,790	3,306,351

AUTO COMPONENTS — 2.4%
Gentex	115,940	3,071,250

BANKS — 6.1%
BOK Financial	38,950	4,291,901
East West Bancorp	48,320	3,458,262

		7,750,163

BIOTECHNOLOGY — 5.1%
Exelixis *	178,770	2,964,006
Incyte *	47,955	3,564,975

		6,528,981

BUILDING PRODUCTS — 4.8%
Builders FirstSource *	50,495	3,113,522
Masco	65,322
		3,022,449

		6,135,971

CAPITAL MARKETS — 2.5%
Cboe Global Markets	25,000	3,112,500

ELECTRICAL EQUIPMENT — 2.8%
Hubbell, Cl B	15,170	3,602,571

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.5%
IPG Photonics *	22,150	1,897,369

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
FOOD PRODUCT — 2.8%
Lamb Weston Holdings	41,000	$3,535,020

GAS UTILITIES — 2.9%
Atmos Energy	34,210	3,645,075

HEALTH CARE PROVIDER & SERVICES — 4.8%
Amedisys *	23,395	2,283,118
Quest Diagnostics	26,460	3,800,979

		6,084,097

INSURANCE — 11.4%
American Financial Group	25,915	3,760,526
Arch Capital Group *	75,205	4,324,287
Fidelity National Financial	79,900	3,146,462
Reinsurance Group of America, Cl A	22,240	3,273,061

		14,504,336

IT SERVICES — 10.5%
Amdocs	45,445	3,922,358
Euronet Worldwide *	34,700	2,915,147 3,196,665
Maximus	51,835
WEX *	20,330	3,336,966

		13,371,136

LIFE SCIENCES TOOLS & SERVICES — 4.9%
Bruker	57,000	3,524,880
Charles River Laboratories International *	12,790	2,714,678

		6,239,558

MACHINERY — 5.5%
Lincoln Electric Holdings	22,630	3,213,460
Toro	35,625	3,755,944

		6,969,404

OIL, GAS & CONSUMABLE FUELS — 4.8%
Magnolia Oil & Gas, Cl A	131,770	3,383,854
Targa Resources	39,900	2,727,963

		6,111,817

PROFESSIONAL SERVICES — 2.7%
Booz Allen Hamilton Holding, Cl A	31,160	3,391,766

REAL ESTATE INVESTMENT TRUSTS — 4.7%
Americold Realty Trust	115,500	2,800,875
National Retail Properties	76,215	3,203,316

		6,004,191

SOFTWARE — 2.6%
Dolby Laboratories, Cl A	48,405	3,235,390

SPECIALTY RETAIL — 1.6%
Burlington Stores *	14,500	2,072,920

TEXTILES, APPAREL & LUXURY GOODS — 1.6%
VF	71,940	2,032,305

TRADING COMPANY & DISTRIBUTORS — 2.4%
Watsco	11,030	2,988,689

WATER UTILITIES — 2.7%
Essential Utilities	77,775	3,439,211

TOTAL COMMON STOCK (Cost $112,901,345)		122,106,859

SHORT-TERM INVESTMENT — 3.9%

First American Treasury Obligation Fund 3.090% (A) (Cost $4,934,042)	4,934,042	4,934,042

TOTAL INVESTMENTS — 100.0% (Cost $117,835,387)		$127,040,901

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND OCTOBER 31, 2022

Percentages are based on Net Assets of $126,988,709.
(A)	The rate shown is the 7-day effective yield as of October 31, 2022.
*	Non-income producing security.

Cl — Class

As of October 31, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND OCTOBER 31, 2022

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.6%

	Shares	Value
AEROSPACE & DEFENSE — 4.0%
BWX Technologies	26,000	$1,481,480
Mercury Systems *	29,000	1,403,600

		2,885,080

AIR FREIGHT & LOGISTICS — 2.6%
Forward Air	17,700	1,873,899

AUTO COMPONENTS — 1.8%
Gentex	49,000	1,298,010

BANKS — 11.8%
Cathay General Bancorp	37,000	1,687,200
Prosperity Bancshares	20,700	1,481,499
Texas Capital Bancshares *	30,200	1,812,000
United Bankshares	40,300	1,706,705
United Community Banks	48,000	1,848,000

		8,535,404

BIOTECHNOLOGY — 2.0%
Exelixis *	88,075	1,460,283

BUILDING PRODUCTS — 2.2%
PGT Innovations *	74,000	1,576,940

CHEMICALS — 2.5%
Cabot	24,300	1,785,564

COMMERCIAL SERVICES & SUPPLIES — 2.0%
Healthcare Services Group	103,000	1,437,880

DIVERSIFIED CONSUMER SERVICES — 1.8%
Frontdoor *	59,000	1,301,540

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
ELECTRIC UTILITIES — 2.6%
IDACORP	18,000	$1,884,600

ELECTRONICS EQUIPMENT INSTRUMENTS & COMPONENTS — 2.2%
Advanced Energy Industries	20,300	1,596,595

FOOD PRODUCTS — 1.3%
Hain Celestial Group *	50,800	950,468

HEALTH CARE EQUIPMENT & SERVICES — 3.2%
ICU Medical *	7,000	1,038,870
NuVasive *	29,700	1,310,661

		2,349,531

HEALTH CARE PROVIDERS & SERVICES — 9.5%
Addus HomeCare *	19,000	1,945,980
HealthEquity *	25,900	2,017,869
Innovage Holding *	221,500	1,371,085
US Physical Therapy	17,000	1,509,600

		6,844,534

HEALTH CARE TECHNOLOGY — 3.0%
HealthStream *	86,900	2,146,430

HOTELS, RESTAURANTS & LEISURE — 2.4%
Monarch Casino & Resort *	22,100	1,754,961

HOUSEHOLD DURABLES — 1.7%
MDC Holdings	41,000	1,248,860

INSURANCE — 11.2%
Axis Capital Holdings	31,000	1,694,770
First American Financial	26,800	1,350,720
James River Group Holdings	58,000	1,465,660
Reinsurance Group of America, Cl A	11,800	1,736,606
RenaissanceRe Holdings	12,000	1,856,160

		8,103,916

IT SERVICES — 3.4%
Perficient *	15,000	1,004,550
WNS Holdings ADR *	17,300	1,489,184

		2,493,734

LEISURE PRODUCTS — 1.7%
Johnson Outdoors, Cl A	23,000	1,210,260

MACHINERY — 2.5%
Alamo Group	12,000	1,824,960

MULTI-UTILITIES — 1.9%
Avista	34,000	1,395,020

OIL, GAS & CONSUMABLE FUELS — 1.9%
Magnolia Oil & Gas, Cl A	52,000	1,335,360

PROFESSIONAL SERVICES — 6.8%
Forrester Research *	35,000	1,481,200
Insperity	18,500	2,183,370
ManpowerGroup	16,000	1,253,440

		4,918,010

REAL ESTATE INVESTMENT TRUSTS — 2.0%
NETSTREIT	77,200	1,452,904

REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.0%
Marcus & Millichap	38,000	1,399,920

SEMI-CONDUCTORS & INSTRUMENTS — 5.9%
Diodes *	19,600	1,404,732
Rambus *	62,100	1,872,936
Universal Display	10,000	952,200

		4,229,868

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
SOFTWARE — 2.7%
Cerence *	38,000	$653,600
Envestnet *	26,000	1,282,060

		1,935,660

TOTAL COMMON STOCK (Cost $65,149,215)		71,230,191

SHORT-TERM INVESTMENT — 1.5%

First American Treasury Obligation Fund 3.090% (A) (Cost $1,069,517)	1,069,517	1,069,517

TOTAL INVESTMENTS — 100.1% (Cost $66,218,732)		$72,299,708

Percentages are based on Net Assets of $72,207,006.
(A)	The rate shown is the 7-day effective yield as of October 31, 2022.
*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND OCTOBER 31, 2022

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS COMMON STOCK — 95.9%

	Shares	Value
AUSTRALIA — 3.4%
Santos	2,150,000	$10,589,439

BELGIUM — 4.9%
KBC Group	162,000	8,116,890
UCB	98,000	7,391,475

		15,508,365

CANADA — 4.9%
Agnico Eagle Mines	145,000	6,374,200
Canadian National Railway	77,000	9,119,880

		15,494,080

FRANCE — 14.7%
Air Liquide	58,000	7,583,235
Airbus	81,000	8,771,685
Capgemini	48,000	7,886,233
LVMH Moet Hennessy Louis Vuitton	12,500	7,893,645
Pernod Ricard	46,000	8,078,151
Worldline *	143,000	6,263,289

		46,476,238

GERMANY — 14.0%
adidas	48,000	4,695,214
Bayer	129,000	6,784,710
Covestro	243,000	8,270,583
Deutsche Post	195,000	6,920,169
Merck KGaA	48,000	7,826,937
SAP	100,000	9,652,235

		44,149,848

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND OCTOBER 31, 2022

COMMON STOCK — continued
	Shares	Value
HONG KONG — 2.2%
AIA Group	925,000	$7,005,567

JAPAN — 8.0%
Hitachi	170,000	7,728,572
Murata Manufacturing	77,000	3,780,221
Sony Group	98,000	6,582,764
Tokyo Electron Ltd.	27,000	7,170,584

		25,262,141

NETHERLANDS — 5.1%
ING Groep	830,000	8,164,741
Shell	289,000	7,967,477

		16,132,218

SINGAPORE — 3.3%
DBS Group Holdings	289,000	6,982,057
Singapore Telecommunications	2,016,000	3,560,328

		10,542,385

SPAIN — 2.5%
Iberdrola	760,000	7,717,242

SWITZERLAND — 7.9%
Novartis	100,000	8,079,093
Roche Holding	26,000	8,634,643
Zurich Insurance Group	19,000	8,107,755

		24,821,491

TAIWAN — 1.6%
Taiwan Semiconductor Manufacturing ADR	84,000	5,170,200

UNITED KINGDOM — 21.2%
BAE Systems	714,000	6,668,443
Barclays	4,645,000	7,871,021
Bunzl	244,000	7,949,678
Compass Group	287,000	6,044,513
Diageo	195,000	8,046,079
Entain	630,000	9,124,990
Intertek Group	153,000	6,411,335
London Stock Exchange Group	96,000	8,329,637
SSE	371,000	6,620,214

		67,065,910

UNITED STATES — 2.2%
Liberty Media -Liberty Formula One, Cl C *	119,000	6,869,870

TOTAL COMMON STOCK (Cost $322,949,441)		302,804,994

SHORT-TERM INVESTMENT — 0.0%

First American Treasury Obligation Fund 3.090% (A) (Cost $418)	418	418

TOTAL INVESTMENTS — 95.9% (Cost $322,949,859)		$302,805,412

Percentages are based on Net Assets of $315,801,333.
(A)	The rate reported is the 7-day effective yield as of October 31, 2022.
*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

As of October 31, 2022, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND OCTOBER 31, 2022

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS COMMON STOCK — 91.5%

	Shares	Value
AUSTRALIA — 2.6%
Domino’s Pizza Enterprises	20,854	$850,381

CANADA — 5.2%
CCL Industries	20,000	939,553
Pason Systems	70,000	743,495

		1,683,048

FRANCE — 11.1%
Eurazeo	16,569	946,435
Euroapi *	58,000	1,014,824
Euronext	13,924	884,793
Remy Cointreau	4,800	735,732

		3,581,784

GERMANY — 13.0%
Brenntag	13,101	795,467
flatexDEGIRO *	86,000	752,837
Scout24	19,614	1,005,617
Stabilus	15,209	834,933
TeamViewer *	83,000	798,429

		4,187,283

GREECE — 2.8%
Motor Oil Hellas Corinth Refineries	52,000	893,141

INDIA — 3.8%
WNS Holdings ADR *	14,000	1,205,120

ITALY — 2.4%
Buzzi Unicem	47,327	785,517

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
JAPAN — 11.2%
Daito Trust Construction	7,800	$771,633
Disco	3,600	864,320
Kakaku.com	44,500	754,460
Ryohin Keikaku	54,700	515,382
Taiyo Yuden	25,500	695,400

		3,601,195

LUXEMBOURG — 2.3%
L’Occitane International	304,600	748,923

MEXICO — 2.6%
Coca-Cola Femsa ADR	13,243	831,528

NETHERLANDS — 8.3%
Aalberts	20,000	695,332
OCI	33,000	1,262,746
QIAGEN *	16,250	707,850

		2,665,928

NORWAY — 4.5%
Bakkafrost P	16,000	799,526
Schibsted, Cl A	41,269	635,540

		1,435,066

SWEDEN — 3.9%
Cloetta	388,000	709,148
Granges	81,000	547,644

		1,256,792

UNITED KINGDOM — 17.8%
B&M European Value Retail	177,000	654,826
Britvic	77,225	644,287
Burford Capital	80,002	647,216
Diploma	29,000	826,776
Greggs	29,356	679,370
RS GROUP	88,591	973,801
Tate & Lyle	99,752	801,915
Virgin Money UK	330,000	515,063

		5,743,254

TOTAL COMMON STOCK (Cost $31,096,956)		29,468,960

SHORT-TERM INVESTMENT — 0.5%

First American Treasury Obligation Fund 3.090% (A) (Cost $164,040)	164,040	164,040

TOTAL INVESTMENTS — 92.0% (Cost $31,260,996)		$29,633,000

Percentages are based on Net Assets of $32,194,551.
(A)	The rate reported is the 7-day effective yield as of October 31, 2022.
*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND OCTOBER 31, 2022

As of October 31, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND OCTOBER 31, 2022

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS COMMON STOCK — 99.0%

	Shares	Value
AUSTRALIA — 4.0%
Woodside Energy Group ADR	75,000	$1,737,750

FRANCE — 5.3%
Airbus ADR	85,000	2,297,550

GERMANY — 8.5%
Bayer ADR	135,000	1,773,900
SAP ADR	20,000	1,921,200

		3,695,100

NETHERLANDS — 8.5%
ING Groep ADR	175,000	1,718,500
Shell ADR	36,000	2,002,680

		3,721,180

UNITED KINGDOM — 2.1%
BAE Systems ADR	25,000	933,500

UNITED STATES — 70.6%
Air Lease	60,000	2,117,400
Alphabet *	16,000	1,512,160
American Express	11,000	1,632,950
Applied Materials	18,000	1,589,220
Centene *	15,500	1,319,515
Constellation Brands	6,000	1,482,480
Corteva	22,000	1,437,480
Energy Transfer	200,000	2,554,000
Goldman Sachs Group	4,700	1,619,197
Intercontinental Exchange	18,000	1,720,260
Liberty Media -Liberty Formula One Cl, C *	35,000	2,020,550
Marvell Technology	22,000	872,960

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND OCTOBER 31, 2022

COMMON STOCK — continued

	Shares	Value
UNITED STATES — continued
Motorola Solutions	5,300	$1,323,463
Raytheon Technologies	22,000	2,086,040
Rockwell Automation	7,000	1,787,100
Sysco	15,000	1,298,400
TE Connectivity	11,000	1,344,530
Uber Technologies *	62,000	1,647,340
Williams	40,000	1,309,200

		30,674,245

TOTAL COMMON STOCK (Cost $38,564,354)		43,059,325

SHORT-TERM INVESTMENT — 0.1%

First American Treasury Obligation Fund 3.090% (A) (Cost $24,644)	24,644	24,644

TOTAL INVESTMENTS — 99.1% (Cost $38,588,998)		$43,083,969

Percentages are based on Net Assets of $43,456,856.
(A)	The rate reported is the 7-day effective yield as of October 31, 2022.
*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2022, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	Opportunity Fund	SMID Fund
Assets:
Cost of securities	$221,291,856	$117,835,387

Investments in securities, at value	$281,436,223	$127,040,901
Receivable for investment securities sold	3,661,048	—
Receivable for capital shares sold	337,912	100,878
Dividends receivable	202,787	81,685
Receivable for dividend tax reclaims	36,384	—
Prepaid expenses	16,027	16,774

Total Assets	285,690,381	127,240,238

Liabilities:
Payable for capital shares redeemed	694,792	107,584
Investment Adviser fees payable	107,903	60,514
Audit fees payable	24,030	24,030
Payable due to administrator	13,346	5,842
Shareholder servicing fees payable	11,290	13,268
Payable due to trustees	10,967	4,823
Payable due to custodian	2,952	1,370
Chief Compliance Officer fees payable	2,163	1,175
Other accrued expenses	65,277	32,923

Total Liabilities	932,720	251,529

Net Assets	$284,757,661	$126,988,709

Net Assets:
Paid-in Capital	$212,051,212	$117,707,731
Total distributable earnings	72,706,449	9,280,978

Net Assets	$284,757,661	$126,988,709

Investor Class Shares:
Net Assets	$124,005,912	$103,824,440
Total shares outstanding at end of year	4,899,400	4,942,973
Net Asset Value Per Share
(Net Assets ÷ Shares Outstanding)	$25.31	$21.00

Institutional Class Shares:
Net Assets	$160,751,749	$23,164,269
Total shares outstanding at end of year	6,368,519	1,102,354
Net Asset Value Per Share
(Net Assets ÷ Shares Outstanding)	$25.24	$21.01

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	Small Cap Fund	International Equity Fund
Assets:
Cost of securities	$66,218,732	$322,949,859

Investments in securities, at value	$72,299,708	$302,805,412
Receivable for investment securities sold	—	7,540,428
Receivable for capital shares sold	3,404	191,640
Dividends receivable	3,262	315,941
Receivable for dividend tax reclaims	—	8,147,428
Unrealized appreciation on foreign currency spot contracts	—	1,621
Prepaid expenses	17,404	26,960

Total Assets	72,323,778	319,029,430

Liabilities:
Investment Adviser fees payable	33,055	189,393
Audit fees payable	24,030	26,380
Shareholder servicing fees payable	18,448	10,615
Payable for capital shares redeemed	12,218	908,441
Payable due to administrator	3,305	15,499
Payable due to trustees	2,690	12,917
Payable due to custodian	1,251	40,170
Chief Compliance Officer fees payable	832	2,476
Line of credit payable	—	1,937,947
Other accrued expenses	20,943	84,259

Total Liabilities	116,772	3,228,097

Net Assets	$72,207,006	$315,801,333

Net Assets:
Paid-in Capital	$66,488,025	$429,411,515
Total distributable earnings (loss)	5,718,981	(113,610,182)

Net Assets	$72,207,006	$315,801,333

Investor Class Shares:
Net Assets	$33,349,145	$115,167,115
Total shares outstanding at end of year	2,303,357	5,652,440
Net Asset Value Per Share
(Net Assets ÷ Shares Outstanding)	$14.48	$20.37

Institutional Class Shares:
Net Assets	$38,857,861	$200,634,218
Total shares outstanding at end of year	2,568,623	9,831,518
Net Asset Value Per Share
(Net Assets ÷ Shares Outstanding)	$15.13	$20.41

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	International Small Cap Fund	Aggressive Value Fund
Assets:
Cost of securities	$31,260,996	$38,588,998

Investments in securities, at value	$29,633,000	$43,083,969
Receivable for investment securities sold	2,381,963	428,540
Receivable for capital shares sold	85	197
Dividends receivable	150,500	17,411
Receivable for dividend tax reclaims	102,042	104,857
Unrealized appreciation on foreign currency spot contracts	14,225	—
Prepaid expenses	13,280	11,700

Total Assets	32,295,095	43,646,674

Liabilities:
Audit fees payable	26,380	30,190
Investment Adviser fees payable	23,294	18,672
Payable for capital shares redeemed	14,577	—
Payable due to custodian	11,699	3,318
Shareholder servicing fees payable	9,719	2,606
Payable due to administrator	1,542	2,008
Payable due to trustees	1,277	1,654
Chief Compliance Officer fees payable	605	666
Payable for investment securities purchased	—	118,551
Other accrued expenses	11,451	12,153

Total Liabilities	100,544	189,818

Net Assets	$32,194,551	$43,456,856

Net Assets:
Paid-in Capital	$33,540,527	$57,440,733
Total distributable loss	(1,345,976)	(13,983,877)

Net Assets	$32,194,551	$43,456,856

Investor Class Shares:
Net Assets	N/A	$43,456,856
Total shares outstanding at end of year	N/A	2,009,728
Net Asset Value Per Share
(Net Assets ÷ Shares Outstanding)	N/A	$21.62

Institutional Class Shares:
Net Assets	$32,194,551	N/A
Total shares outstanding at end of period	3,753,790	N/A
Net Asset Value Per Share
(Net Assets ÷ Shares Outstanding)	$8.58	N/A

Amounts designated as “-” are $0 or have been rounded to $0.

N/A – Not Applicable

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS FOR THE YEAR ENDED OCTOBER 31, 2022

STATEMENTS OF OPERATIONS

	Opportunity Fund	SMID Fund
Investment Income
Dividends	$4,969,415	$2,296,287
Interest	90,907	46,462
Less: Foreign Taxes Withheld	(7,071)	—

Total Investment Income	5,053,251	2,342,749

Expenses
Investment Advisory Fees	1,874,264	1,085,338
Shareholder Servicing Fees - Investor Class Shares	290,677	78,630
Administration Fees	164,654	71,564
Trustees’ Fees	34,423	15,160
Chief Compliance Officer Fees	6,978	4,372
Transfer Agent Fees	109,995	69,214
Registration & Filing Fees	43,914	43,300
Printing Fees	43,083	19,477
Legal Fees	31,495	13,726
Audit Fees	22,745	22,745
Custodian Fees	14,718	6,953
Pricing Fees	2,383	1,982
Interest Expense	1,216	3,337
Other Expenses	45,141	20,041

Total Expenses	2,685,686	1,455,839

Less:
Investment Advisory Fees Waiver	(364,832)	(223,830)
Fees Paid Indirectly (Note 3)	(3,304)	(187)

Net Expenses	2,317,550	1,231,822

Net Investment Income	2,735,701	1,110,927

Net Realized Gain (Loss) on Investments	14,827,535	(225,167)
Net Change in Unrealized Depreciation on Investments	(42,495,248)	(9,014,180)

Net Loss on Investments	(27,667,713)	(9,239,347)

Net Decrease in Net Assets from Operations	$(24,932,012)	$(8,128,420)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS FOR THE YEAR ENDED OCTOBER 31, 2022

STATEMENTS OF OPERATIONS

	Small Cap Fund	International Equity Fund
Investment Income
Dividends	$923,041	$16,940,526
Interest	16,462	—
Less: Foreign Taxes Withheld	—	(3,130,858)

Total Investment Income	939,503	13,809,668

Expenses
Investment Advisory Fees	690,692	5,742,677
Shareholder Servicing Fees - Investor Class Shares	71,797	144,756
Administration Fees	42,752	333,595
Trustees’ Fees	9,025	62,695
Chief Compliance Officer Fees	3,500	10,792
Transfer Agent Fees	56,126	189,255
Registration & Filing Fees	34,648	49,272
Audit Fees	22,745	26,235
Printing Fees	11,770	54,511
Legal Fees	8,242	58,486
Custodian Fees	5,202	209,198
Interest Expense	3,454	31,186
Pricing Fees	1,938	4,359
Other Expenses	13,131	104,763

Total Expenses	975,022	7,021,780

Less:
Investment Advisory Fees Waiver	(169,122)	(1,123,613)
Fees Paid Indirectly (Note 3)	(632)	(1,666)

Net Expenses	805,268	5,896,501

Net Investment Income	134,235	7,913,167

Net Realized Gain (Loss) on Investments	54,458	(22,025,307)
Net Realized Loss on Foreign Currency Transactions	—	(252,347)
Net Change in Unrealized Depreciation on Investments	(6,146,201)	(183,106,661)
Net Change in Depreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	(1,191,976)

Net Loss on Investments	(6,091,743)	(206,576,291)

Net Decrease in Net Assets from Operations	$(5,957,508)	$(198,663,124)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS FOR THE YEAR ENDED OCTOBER 31, 2022

STATEMENTS OF OPERATIONS

	International Small Cap Fund	Aggressive Value Fund
Investment Income
Dividends	$1,319,287	$894,556
Interest	8,222	15,084
Less: Foreign Taxes Withheld	(113,777)	(67,534)

Total Investment Income	1,213,732	842,106

Expenses
Investment Advisory Fees	463,173	427,633
Shareholder Servicing Fees - Investor Class Shares	—	47,516
Shareholder Servicing Fees - Institutional Class Shares	41,171	—
Administration Fees	26,889	25,030
Trustees’ Fees	4,654	5,240
Chief Compliance Officer Fees	3,013	3,028
Custodian Fees	52,595	14,562
Transfer Agent Fees	30,190	31,135
Audit Fees	26,235	31,895
Registration & Filing Fees	22,026	24,430
Interest Expense	7,019	115
Legal Fees	5,124	4,810
Printing Fees	2,984	8,115
Pricing Fees	1,805	1,263
Other Expenses	15,014	10,315

Total Expenses	701,892	635,087

Less:
Investment Advisory Fees Waiver	(174,197)	(135,667)
Fees Paid Indirectly (Note 3)	(76)	(297)

Net Expenses	527,619	499,123

Net Investment Income	686,113	342,983

Net Realized Loss on Investments	(301,338)	(1,128,482)
Net Realized Loss on Foreign Currency Transactions	(973)	(5,166)
Net Change in Unrealized Depreciation on Investments	(23,737,881)	(6,468,313)
Net Change in Depreciation on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(20,462)	(7,877)

Net Loss on Investments	(24,060,654)	(7,609,838)

Net Decrease in Net Assets from Operations	$(23,374,541)	$(7,266,855)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income	$2,735,701	$2,399,825
Net Realized Gain on Investments	14,827,535	26,768,516
Net Change in Unrealized Appreciation (Depreciation) on Investments	(42,495,248)	68,486,641

Net Increase (Decrease) in Net Assets Resulting from Operations	(24,932,012)	97,654,982

Distributions:
Investor Class Shares	(11,266,451)	(4,793,254)
Institutional Class Shares	(14,556,165)	(6,447,619)

Total Distributions	(25,822,616)	(11,240,873)

Capital Share Transactions:
Investor Class Shares
Issued	11,247,460	33,300,609
Reinvestment of Dividends	10,687,472	4,500,725
Redeemed	(34,273,085)	(20,164,006)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(12,338,153)	17,637,328

Institutional Class Shares
Issued	41,841,356	67,209,839
Reinvestment of Dividends	9,945,788	4,442,481
Redeemed	(61,189,581)	(49,442,359)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(9,402,437)	22,209,961

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(21,740,590)	39,847,289

Total Increase (Decrease) in Net Assets	(72,495,218)	126,261,398
Net Assets:
Beginning of year	357,252,879	230,991,481

End of year	$284,757,661	$357,252,879

Share Transactions:
Investor Class Shares
Issued	418,708	1,208,153
Reinvestment of Dividends	392,822	181,264
Redeemed	(1,284,021)	(726,128)

Total Increase (Decrease) in Investor Class Shares	(472,491)	663,289

Institutional Class Shares
Issued	1,586,112	2,554,135
Reinvestment of Dividends	366,366	179,568
Redeemed	(2,306,263)	(1,787,159)

Total Increase (Decrease) in Institutional Class Shares	(353,785)	946,544

Net Increase (Decrease) in Shares Outstanding	(826,276)	1,609,833

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income	$1,110,927	$1,079,134
Net Realized Gain (Loss) on Investments	(225,167)	17,871,146
Net Change in Unrealized Appreciation (Depreciation) on Investments	(9,014,180)	10,662,042

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,128,420)	29,612,322

Distributions:
Investor Class Shares	(13,171,385)	(416,918)
Institutional Class Shares	(2,774,168)	(38,843)

Total Distributions	(15,945,553)	(455,761)

Capital Share Transactions:
Investor Class Shares
Issued	52,033,045	79,008,167
Reinvestment of Dividends	13,168,685	415,260
Redemption Fees — Note 2	594	7,419
Redeemed	(65,992,834)	(32,949,713)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(790,510)	46,481,133

Institutional Class Shares
Issued	4,670,479	19,831,585
Reinvestment of Dividends	614,415	38,843
Redemption Fees — Note 2	1	5,310
Redeemed	(3,960,612)	(3,125,716)

Net Increase in Net Assets from Institutional Class Share Transactions	1,324,283	16,750,022

Net Increase in Net Assets from Capital Share Transactions	533,773	63,231,155

Total Increase (Decrease) in Net Assets	(23,540,200)	92,387,716
Net Assets:
Beginning of year	150,528,909	58,141,193

End of year	$126,988,709	$150,528,909

Share Transactions:
Investor Class Shares
Issued	2,384,954	3,269,984
Reinvestment of Dividends	591,007	19,860
Redeemed	(3,021,679)	(1,364,109)

Total Increase (Decrease) in Investor Class Shares	(45,718)	1,925,735

Institutional Class Shares
Issued	219,364	892,975
Reinvestment of Dividends	27,553	1,859
Redeemed	(185,336)	(126,119)

Total Increase in Institutional Class Shares	61,581	768,715

Net Increase in Shares Outstanding	15,863	2,694,450

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income (Loss)	$134,235	$(3,260)
Net Realized Gain on Investments	54,458	27,008,500
Net Change in Unrealized Appreciation (Depreciation) on Investments	(6,146,201)	4,517,399

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,957,508)	31,522,639

Distributions:
Investor Class Shares	(10,151,858)	(144,182)
Institutional Class Shares	(13,429,223)	(228,264)

Total Distributions	(23,581,081)	(372,446)

Capital Share Transactions:
Investor Class Shares
Issued	5,152,784	2,294,768
Reinvestment of Dividends	9,641,173	137,681
Redemption Fees — Note 2	825	418
Redeemed	(9,302,029)	(12,001,817)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	5,492,753	(9,568,950)

Institutional Class Shares
Issued	5,589,778	3,182,398
Reinvestment of Dividends	13,356,819	227,486
Redeemed	(19,351,658)	(6,579,140)

Net Decrease in Net Assets from Institutional Class Share Transactions	(405,061)	(3,169,256)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,087,692	(12,738,206)

Total Increase (Decrease) in Net Assets	(24,450,897)	18,411,987
Net Assets:
Beginning of year	96,657,903	78,245,916

End of year	$72,207,006	$96,657,903

Share Transactions:
Investor Class Shares
Issued	344,173	120,338
Reinvestment of Dividends	633,454	7,632
Redeemed	(629,288)	(600,184)

Total Increase (Decrease) in Investor Class Shares	348,339	(472,214)

Institutional Class Shares
Issued	332,679	160,136
Reinvestment of Dividends	841,624	12,244
Redeemed	(1,180,844)	(326,440)

Total Decrease in Institutional Class Shares	(6,541)	(154,060)

Net Increase (Decrease) in Shares Outstanding	341,798	(626,274)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income	$7,913,167	$12,618,980
Net Realized Gain (Loss) on Investments	(22,025,307)	144,220,947
Net Realized Gain (Loss) on Foreign Currency Transactions	(252,347)	44,945
Net Change in Unrealized Appreciation (Depreciation) on Investments	(183,106,661)	114,125,435
Net Change in Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(1,191,976)	(163,958)

Net Increase (Decrease) in Net Assets Resulting from Operations	(198,663,124)	270,846,349

Distributions:
Investor Class Shares	(2,715,562)	(2,667,354)
Institutional Class Shares	(9,947,276)	(12,889,468)

Total Distributions	(12,662,838)	(15,556,822)

Capital Share Transactions:
Investor Class Shares
Issued	22,255,371	24,287,448
Reinvestment of Dividends	2,674,382	2,644,097
Redemption Fees — Note 2	22	587
Redeemed	(63,726,184)	(65,789,350)

Net Decrease in Net Assets from Investor Class Share Transactions	(38,796,409)	(38,857,218)

Institutional Class Shares
Issued	70,034,724	139,516,598
Reinvestment of Dividends	2,106,500	3,509,337
Redemption Fees — Note 2	11,111	17,501
Redeemed	(430,025,843)	(468,189,689)

Net Decrease in Net Assets from Institutional Class Share Transactions	(357,873,508)	(325,146,253)

Net Decrease in Net Assets from Capital Share Transactions	(396,669,917)	(364,003,471)

Total Decrease in Net Assets	(607,995,879)	(108,713,944)
Net Assets:
Beginning of year	923,797,212	1,032,511,156

End of year	$315,801,333	$923,797,212

Share Transactions:
Investor Class Shares
Issued	948,000	891,458
Reinvestment of Dividends	97,748	99,740
Redeemed	(2,710,791)	(2,404,082)

Total Decrease in Investor Class Shares	(1,665,043)	(1,412,884)

Institutional Class Shares
Issued	2,798,057	5,062,769
Reinvestment of Dividends	76,936	132,278
Redeemed	(18,615,735)	(17,053,999)

Total Decrease in Institutional Class Shares	(15,740,742)	(11,858,952)

Net Decrease in Shares Outstanding	(17,405,785)	(13,271,836)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income	$686,113	$479,232
Net Realized Gain (Loss) on Investments	(301,338)	6,283,662
Net Realized Gain (Loss) on Forward Foreign Currency Contracts and Foreign Currency Transactions	(973)	4,273
Net Change in Unrealized Appreciation (Depreciation) on Investments	(23,737,881)	12,338,270
Net Change in Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(20,462)	(3,755)

Net Increase (Decrease) in Net Assets Resulting from Operations	(23,374,541)	19,101,682

Distributions:	(6,803,212)	(1,525,955)

Capital Share Transactions:
Issued	15,651,300	34,134,480
Reinvestment of Dividends	4,210,976	1,008,443
Redemption Fees — Note 2	832	4,740
Redeemed	(54,161,154)	(17,055,665)

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(34,298,046)	18,091,998

Total Increase (Decrease) in Net Assets	(64,475,799)	35,667,725

Net Assets:
Beginning of year	96,670,350	61,002,625

End of year	$32,194,551	$96,670,350

Share Transactions:
Issued	1,491,086	2,385,567
Reinvestment of Dividends	339,751	73,658
Redeemed	(4,751,304)	(1,189,355)

Net Increase (Decrease) in Shares Outstanding	(2,920,467)	1,269,870

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Operations:
Net Investment Income	$342,983	$68,088
Net Realized Gain (Loss) on Investments	(1,128,482)	10,911,917
Net Realized Gain (Loss) on Forward Foreign Currency Contracts and Foreign Currency Transactions	(5,166)	3,533
Net Change in Unrealized Appreciation (Depreciation) on Investments	(6,468,313)	6,739,619
Net Change in Unrealized Appreciation (Depreciation) on Equity Swaps	—	185,016
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(7,877)	6,262

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,266,855)	17,914,435

Distributions:	(173,024)	(213,332)

Capital Share Transactions:
Issued	861,747	1,572,075
Reinvestment of Dividends	170,432	209,391
Redemption Fees — Note 2	1,053	1,654
Redeemed	(3,829,952)	(3,598,778)

Net Decrease in Net Assets from Capital Share Transactions	(2,796,720)	(1,815,658)

Total Increase (Decrease) in Net Assets	(10,236,599)	15,885,445

Net Assets:
Beginning of year	53,693,455	37,808,010

End of year	$43,456,856	$53,693,455

Share Transactions:
Issued	38,148	63,526
Reinvestment of Dividends	6,739	9,789
Redeemed	(165,448)	(152,906)

Net Decrease in Shares Outstanding	(120,561)	(79,591)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year ended October 31,
Opportunity Fund	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$29.58	$22.07	$22.63	$22.62	$26.33
Income (Loss) from Operations:
Net Investment Income(1)	0.20	0.17	0.27	0.34	0.23
Net Realized and Unrealized Gain (Loss)	(2.35)	8.34	1.29	2.06	(0.62)

Total from Operations	(2.15)	8.51	1.56	2.40	(0.39)

Dividends and Distributions:
Net Investment Income	(0.14)	(0.19)	(0.32)	(0.24)	(0.21)
Net Realized Gain	(1.98)	(0.81)	(1.80)	(2.15)	(3.11)

Total Dividends and Distributions	(2.12)	(1.00)	(2.12)	(2.39)	(3.32)

Net Asset Value, End of Year	$25.31	$29.58	$22.07	$22.63	$22.62

Total Return†	(7.74)%	39.42%	6.91%	13.32%	(2.17)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$124,006	$158,921	$103,903	$107,692	$115,537
Ratio of Expenses to Average Net Assets	0.86%	0.85%	0.84%	0.80%	1.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.98%	0.94%	0.94%	0.88%	1.06%
Ratio of Net Investment Income to Average Net Assets	0.76%	0.61%	1.27%	1.63%	0.96%
Portfolio Turnover Rate	46%	36%	87%	70%	47%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year ended October 31,
Opportunity Fund	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$29.50	$22.00	$22.55	$22.57	$26.30
Income (Loss) from Operations:
Net Investment Income(1)	0.26	0.22	0.31	0.37	0.27
Net Realized and Unrealized Gain (Loss)	(2.35)	8.32	1.28	2.05	(0.62)

Total from Operations	(2.09)	8.54	1.59	2.42	(0.35)

Dividends and Distributions:
Net Investment Income	(0.19)	(0.23)	(0.34)	(0.29)	(0.27)
Net Realized Gain	(1.98)	(0.81)	(1.80)	(2.15)	(3.11)

Total Dividends and Distributions	(2.17)	(1.04)	(2.14)	(2.44)	(3.38)

Net Asset Value, End of Year	$25.24	$29.50	$22.00	$22.55	$22.57

Total Return†	(7.55)%	39.75%	7.09%	13.46%	(2.00)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$160,752	$198,332	$127,089	$121,973	$169,330
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.71%	0.80%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	0.77%	0.74%	0.75%	0.79%	0.86%
Ratio of Net Investment Income to Average Net Assets	0.97%	0.81%	1.45%	1.76%	1.11%
Portfolio Turnover Rate	46%	36%	87%	70%	47%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year ended October 31,
SMID Fund	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$24.96	$17.43	$18.78	$17.37	$16.42
Income (Loss) from Operations:
Net Investment Income(1)	0.18	0.21	0.13	0.11	0.09
Net Realized and Unrealized Gain (Loss)	(1.48)	7.45	(0.69)	2.35	0.93

Total from Operations	(1.30)	7.66	(0.56)	2.46	1.02

Dividends and Distributions:
Net Investment Income	(0.19)	(0.13)	(0.09)	(0.09)	(0.07)
Net Realized Gain	(2.47)	—	(0.70)	(0.96)	—

Total Dividends and Distributions	(2.66)	(0.13)	(0.79)	(1.05)	(0.07)

Redemption Fees(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$21.00	$24.96	$17.43	$18.78	$17.37

Total Return†	(5.74)%	44.07%	(3.42)%	15.61%	6.20%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$103,824	$124,536	$53,396	$48,630	$35,750
Ratio of Expenses to Average Net Assets	0.92%	0.93%	0.95%	0.94%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.09%	1.07%	1.20%	1.21%	1.26%
Ratio of Net Investment Income to Average Net Assets	0.81%	0.87%	0.76%	0.61%	0.53%
Portfolio Turnover Rate	34%	52%	82%	65%	61%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year ended October 31,
SMID Fund	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$24.97	$17.44	$18.78	$17.36	$16.41
Income (Loss) from Operations:
Net Investment Income(1)	0.19	0.22	0.15	0.12	0.09
Net Realized and Unrealized Gain (Loss)	(1.48)	7.45	(0.69)	2.35	0.93

Total from Operations	(1.29)	7.67	(0.54)	2.47	1.02

Dividends and Distributions:
Net Investment Income	(0.20)	(0.14)	(0.10)	(0.09)	(0.07)
Net Realized Gain	(2.47)	—	(0.70)	(0.96)	—

Total Dividends and Distributions	(2.67)	(0.14)	(0.80)	(1.05)	(0.07)

Redemption Fees(1)	0.00 (2)	0.01	—	—	—

Net Asset Value, End of Year	$21.01	$24.97	$17.44	$18.78	$17.36

Total Return†	(5.67)%	44.17%	(3.32)%	15.69%	6.22%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$23,164	$25,993	$4,745	$4,679	$3,780
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.88%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.02%	0.99%	1.09%	1.15%	1.26%
Ratio of Net Investment Income to Average Net Assets	0.87%	0.89%	0.86%	0.67%	0.54%
Portfolio Turnover Rate	34%	52%	82%	65%	61%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year ended October 31,
Small Cap Fund	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$20.95	$14.93	$16.61	$18.45	$19.37
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.01	(0.02)	0.06	0.07	0.06
Net Realized and Unrealized Gain (Loss)	(1.30)	6.10	(0.94)	1.34	(0.10)

Total from Operations	(1.29)	6.08	(0.88)	1.41	(0.04)

Dividends and Distributions:
Net Investment Income	—	(0.06)	(0.08)	(0.01)	(0.08)
Net Realized Gain	(5.18)	—	(0.72)	(3.24)	(0.80)

Total Dividends and Distributions	(5.18)	(0.06)	(0.80)	(3.25)	(0.88)

Redemption Fees(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$14.48	$20.95	$14.93	$16.61	$18.45

Total Return†	(7.36)%	40.79%	(5.76)%	12.17%	(0.37)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$33,349	$40,967	$36,234	$42,212	$49,475
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.05%	1.15%	1.12%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.31%	1.26%	1.25%	1.30%	1.21%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.05%	(0.10)%	0.41%	0.42%	0.31%
Portfolio Turnover Rate	50%	64%	70%	55%	45%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year ended October 31,
Small Cap Fund	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$21.63	$15.39	$17.11	$18.89	$19.83
Income (Loss) from Operations:
Net Investment Income(1)	0.04	0.02	0.08	0.10	0.08
Net Realized and Unrealized Gain (Loss)	(1.36)	6.30	(0.97)	1.39	(0.11)

Total from Operations	(1.32)	6.32	(0.89)	1.49	(0.03)

Dividends and Distributions:
Net Investment Income	—	(0.08)	(0.11)	(0.03)	(0.11)
Net Realized Gain	(5.18)	—	(0.72)	(3.24)	(0.80)

Total Dividends and Distributions	(5.18)	(0.08)	(0.83)	(3.27)	(0.91)

Redemption Fees(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$15.13	$21.63	$15.39	$17.11	$18.89

Total Return†	(7.21)%	41.18%	(5.64)%	12.37%	(0.29)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$38,858	$55,691	$42,012	$42,824	$72,239
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.96%	1.05%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.11%	1.07%	1.10%	1.10%	1.14%
Ratio of Net Investment Income to Average Net Assets	0.26%	0.08%	0.55%	0.61%	0.41%
Portfolio Turnover Rate	50%	64%	70%	55%	45%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year ended October 31,
International Equity Fund	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$28.06	$22.33	$26.26	$25.02	$28.31
Income (Loss) from Operations:
Net Investment Income(1)	0.29	0.34	0.21	0.72	0.45
Net Realized and Unrealized Gain (Loss)	(7.61)	5.70	(3.23)	0.73	(3.15)

Total from Operations	(7.32)	6.04	(3.02)	1.45	(2.70)

Dividends and Distributions:
Net Investment Income	(0.37)	(0.31)	(0.91)	(0.16)	(0.36)
Net Realized Gain	—	—	—	(0.05)	(0.23)

Total Dividends and Distributions	(0.37)	(0.31)	(0.91)	(0.21)	(0.59)

Redemption Fees(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$20.37	$28.06	$22.33	$26.26	$25.02

Total Return†	(26.42)%	27.13%	(12.07)%	5.88%	(9.77)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$115,167	$205,317	$194,941	$455,008	$710,594
Ratio of Expenses to Average Net Assets	0.99%	0.98%	1.03%	1.02%	1.08%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.17%	1.12%	1.15%	1.10%	1.12%
Ratio of Net Investment Income to Average Net Assets	1.20%	1.21%	0.87%	2.89%	1.60%
Portfolio Turnover Rate	49%	61%	58%	42%	54%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year ended October 31,
International Equity Fund	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$28.10	$22.38	$26.31	$25.11	$28.40
Income (Loss) from Operations:
Net Investment Income(1)	0.31	0.33	0.25	0.77	0.49
Net Realized and Unrealized Gain (Loss)	(7.61)	5.74	(3.24)	0.70	(3.15)

Total from Operations	(7.30)	6.07	(2.99)	1.47	(2.66)

Dividends and Distributions:
Net Investment Income	(0.39)	(0.35)	(0.94)	(0.22)	(0.40)
Net Realized Gain	—	—	—	(0.05)	(0.23)

Total Dividends and Distributions	(0.39)	(0.35)	(0.94)	(0.27)	(0.63)

Redemption Fees(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$20.41	$28.10	$22.38	$26.31	$25.11

Total Return†	(26.32)%	27.23%	(11.94)%	5.99%	(9.63)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$200,634	$718,480	$837,570	$1,927,379	$2,514,844
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.92%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.08%	1.04%	1.02%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.19%	1.02%	3.07%	1.73%
Portfolio Turnover Rate	49%	61%	58%	42%	54%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year ended October 31,
International Small Cap Fund	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$14.48	$11.29	$12.04	$11.22	$12.68
Income (Loss) from Operations:
Net Investment Income(1)	0.15	0.08	0.09	0.19	0.10
Net Realized and Unrealized Gain (Loss)	(4.93)	3.39	(0.66)	1.17	(0.70)

Total from Operations	(4.78)	3.47	(0.57)	1.36	(0.60)

Dividends and Distributions:
Net Investment Income	(0.08)	(0.06)	(0.17)	(0.07)	(0.10)
Net Realized Gain	(1.04)	(0.22)	(0.01)	(0.47)	(0.76)

Total Dividends and Distributions	(1.12)	(0.28)	(0.18)	(0.54)	(0.86)

Redemption Fees(1)	0.00 (2)	0.00 (2)	0.00 (2)	—	—

Net Asset Value, End of Year	$8.58	$14.48	$11.29	$12.04	$11.22

Total Return†	(35.33)%	30.83%	(4.89)%	13.14%	(5.36)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$32,195	$96,670	$61,003	$2,689	$2,228
Ratio of Expenses to Average Net Assets	1.03%	1.05%	1.05%	1.06%	1.15%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.36%	1.22%	1.45%	4.75%	5.45%
Ratio of Net Investment Income to Average Net Assets	1.33%	0.54%	0.81%	1.70%	0.78%
Portfolio Turnover Rate	61%	38%	42%	49%	68%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year ended October 31,
Aggressive Value Fund	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$25.20	$17.11	$18.73	$17.50	$19.67
Income (Loss) from Operations:
Net Investment Income(1)	0.17	0.03	0.15	0.22	0.13
Net Realized and Unrealized Gain (Loss)	(3.67)	8.16	(1.51)	1.15	(2.24)

Total from Operations	(3.50)	8.19	(1.36)	1.37	(2.11)

Dividends and Distributions:
Net Investment Income	(0.08)	(0.10)	(0.26)	(0.14)	(0.06)

Total Dividends and Distributions	(0.08)	(0.10)	(0.26)	(0.14)	(0.06)

Redemption Fees(1)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$21.62	$25.20	$17.11	$18.73	$17.50

Total Return†	(13.93)%	47.96%	(7.44)%	8.04%	(10.76)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$43,457	$53,693	$37,808	$54,735	$80,479
Ratio of Expenses to Average Net Assets	1.05%	1.00%	1.05%	1.16%	1.13%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.34%	1.22%	1.29%	1.32%	1.20%
Ratio of Net Investment Income to Average Net Assets	0.72%	0.13%	0.86%	1.26%	0.68%
Portfolio Turnover Rate	103%	112%	135%	92%	87%

†

Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

NOTES TO THE FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) was organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 28 portfolios. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund and Cambiar Aggressive Value Fund (collectively the “Funds,” individually a “Fund”), each of which are diversified Funds, except for the Cambiar Aggressive Value Fund which is considered to be non-diversified. The Opportunity Fund and International Equity Fund seek total return and capital preservation. The SMID Fund, Small Cap Fund, International Small Cap Fund and Aggressive Value Fund seek long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective August 15, 2017, the Funds changed their fiscal year end to October 31. The previous fiscal year end was April 30.

The Global Value Fund liquidated on April 8, 2022.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated the Adviser as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value Procedures for the Funds. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Board and were implemented through a Fair Value Committee designated by the Board.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Cambiar International Equity Fund and Cambiar International Small Cap Fund use Intercontinental Exchange Data Pricing & Reference Data, LLC. (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund and Cambiar International Small Cap Fund value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts the Fund’s Administrator and requests that a meeting of the Committee be held. As of October 31, 2022, none of the investments held by the Funds were fair valued.

If a local market in which the Fund owns securities is closed for one or more days, the Cambiar International Equity Fund and Cambiar International Small Cap Fund shall value all securities held in the corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedure, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

The Cambiar International Equity Fund, Cambiar International Small Cap Fund and Cambiar Aggressive Value Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of October 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2022, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Swap Contracts — The Funds are authorized to enter into various contracts, including total return swaps and equity swap contracts, for the purposes of capitalizing on valuation anomalies that exist in the market. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a long position, the Funds will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have increased or decreased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks, less a floating rate of interest on the notional amount of the swap. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the swap. All of these components are reflected in the market value of the swaps.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

Entering into swap contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian.

As of October 31, 2022, the Funds did not hold swap contracts.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds’ in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy.

To reduce counterparty risk with respect to OTC transactions, the Funds have entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

netting) for outstanding payables and receivables with respect to certain OTC positions in purchased equity options and swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

As of October 31, 2022, the Funds did not hold any collateral.

Expenses — Expenses of the Trust which can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Cambiar Opportunity Fund, The Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund and Cambiar Aggressive Value Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the year ended October 31, 2022, the Funds retained fees of $—, $595, $825, $11,133, $832, and $1,053, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2022, the Funds incurred the following fees for these services: $164,654, $71,564, $42,752, $333,595, $26,889 and $25,030 for the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, and Cambiar Aggressive Value Fund, respectively.

The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds and the Institutional Share Class of the Cambiar International Small Cap Fund will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets are paid by Cambiar Investors, LLC (the “Adviser”).

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

The Funds earn cash management credits which are used to offset transfer agent expenses. During the year ended October 31, 2022, the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap, Cambiar International Equity, Cambiar International Small

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

Cap and Cambiar Aggressive Value Funds earned credits of $3,304, $187, $632, $1,666, $76 and $297, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Fund’s.

4. Investment Advisory Agreements:

Under the terms of the investment advisory agreement, the advisory fees for each Fund are as follows:

Advisory Fee
Cambiar Opportunity Fund	0.60%
Cambiar SMID Fund	0.80%
Cambiar Small Cap Fund	0.85%
Cambiar International Equity Fund	0.90%
Cambiar International Small Cap	0.90%
Cambiar Aggressive Value Fund	0.90%

The Adviser has contractually agreed, through March 1, 2023, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Fund’s average daily net assets, in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses, and shareholder servicing fees) of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Cambiar Opportunity Fund	0.65%
Cambiar SMID Fund	0.85%
Cambiar Small Cap Fund	0.90%
Cambiar International Equity Fund	0.90%
Cambiar International Small Cap	0.95%
Cambiar Aggressive Value Fund	0.95%

Refer to waiver of investment advisory fees on the Statements of Operations for fees waived for the year ended October 31, 2022. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. There were no fees recouped by the Adviser during the year ending October 31, 2022.

At October 31, 2022, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period Waived	Subject to Repayment until October 31:	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund	Cambiar Aggressive Value Fund
10/31/19- 10/31/20	2023	$217,613	$140,439	$148,323	$1,872,945	$132,308	$110,456
10/31/20- 10/31/21	2024	301,274	176,242	161,691	1,450,695	147,022	117,801
10/31/21- 10/31/22	2025	364,832	223,830	169,122	1,123,613	174,197	135,667

		$883,719	$540,511	$479,136	$4,447,253	$453,527	$363,924

5. Investment Transactions:

For the year ended October 31, 2022, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

	Purchases		Sales
Cambiar Opportunity Fund	$141,148,622	$	190,363,171
Cambiar SMID Fund	45,095,515		63,541,106
Cambiar Small Cap Fund	39,950,494		56,822,353
Cambiar International Equity Fund	301,774,992		703,811,330

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

	Purchases	Sales
Cambiar International Small Cap Fund	$31,262,630	70,556,010
Cambiar Aggressive Value Fund	47,589,710	50,161,892

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

6. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. These book/tax differences may be temporary or permanent in nature. The permanent differences are primarily attributable to investments in partnerships, reclassification of long term capital gain distributions on REITs, foreign currency translations and reclassifications of distributions. The permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2022 is primarily related to deemed distribution due to shareholder redemptions.

Accordingly, the following reclassifications (primarily attributable to deemed income and capital gain distribution) that have been made to/from the following accounts:

	Distributable Loss	Paid-in Capital
Cambiar Opportunity Fund	$(3,463,241)	$3,463,241

The tax character of dividends and distributions declared during the last two fiscal years ended October 31, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Cambiar Opportunity Fund
2022	$13,061,980	$12,760,636	$25,822,616
2021	7,700,939	3,539,934	11,240,873
Cambiar SMID Fund
2022	10,724,072	5,221,481	15,945,553
2021	455,761	—	455,761
Cambiar Small Cap Fund
2022	8,821,894	14,759,187	23,581,081
2021	372,446	—	372,446
Cambiar International Equity Fund
2022	12,662,838	—	12,662,838
2021	15,556,822	—	15,556,822
Cambiar International Small Cap Fund
2022	3,275,591	3,527,621	6,803,212
2021	1,491,489	34,466	1,525,955
Cambiar Aggressive Value Fund
2022	173,024	—	173,024
2021	213,332	—	213,332

As of October 31, 2022, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund	Cambiar Aggressive Value Fund
Undistributed Ordinary Income	$1,830,908	$783,781	$202,323	$7,657,878	$625,026	$291,728
Undistributed Long-Term Capital Gain	11,849,704	34,837	251,192	–	–	–
Capital Loss Carryforwards	–	–	–	(95,898,360)	(244,080)	(18,435,089)
Net Unrealized Appreciation/(Depreciation)	59,025,847	8,462,362	5,265,466	(25,369,701)	(1,726,918)	4,159,478
Other Temporary Differences	(10)	(2)	–	1	(4)	6

Total Distributable Earnings (Loss)	$72,706,449	$9,280,978	$5,718,981	$(113,610,182)	$(1,345,976)	$(13,983,877)

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

As of October 31, 2022, the following Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total Post- Enactment Capital Loss Carryforwards
Cambiar International Equity Fund	$95,898,360	$—	$95,898,360
Cambiar International Small Cap Fund	244,080	—	244,080
Cambiar Aggressive Value Fund	18,435,089	—	18,435,089

During the year ended October 31, 2022, the Funds did not utilize capital loss carryforwards, to offset capital gains.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation/(depreciation) difference is attributable primarily to wash sales and partnerships.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments for Federal income tax purposes at October 31, 2022, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Cambiar Opportunity Fund	$222,410,376	$63,501,350	$(4,475,503)	$59,025,847
Cambiar SMID Fund	118,578,538	19,284,745	(10,822,383)	8,462,362
Cambiar Small Cap Fund	67,034,242	12,262,823	(6,997,357)	5,265,466
Cambiar International Equity Fund	327,135,698	74,619,299	(99,989,000)	(25,369,701)
Cambiar International Small Cap Fund	31,336,994	2,249,452	(3,976,370)	(1,726,918)
Cambiar Aggressive Value Fund	38,917,519	6,302,729	(2,143,251)	4,159,478

7. Concentrated Risks:

At October 31, 2022, the net assets of the Cambiar International Equity Fund and the Cambiar International Small Cap Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Funds’ use of derivatives, including options and swaps, is subject to market risk, leverage risk, correlation risk, liquidity risk, counterparty risk, valuation risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate closely or at all with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may result in the Fund accepting a lower price to sell a security, selling other securities to raise cash or giving up another investment opportunity, any of which could have a negative effect on the Fund’s management or performance. Counterparty risk is the risk that the counterparty to a derivative contract will default or otherwise fail to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause a Fund to lose more than the principal amount invested in a derivative instrument.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s current prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

8. Line of Credit:

The Funds entered into an agreement on August 2, 2022, which enables them to participate in a $100 million uncommitted, secured, revolving line of credit with the Custodian. The agreement expires on July 31, 2023. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet shareholder redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then current prime-lending rate. The Funds’ holdings serve as collateral against any borrowings under the line of credit.

Borrowing activity for the year ended October 31, 2022, was the following:

Fund	Maximum Amount of Line of Credit	Interest Expense	Average Rate	Average Borrowing	Maximum Amount Outstanding
Cambiar Opportunity Fund	$100,000,000	$1,216	3.32%	$536,318	$1,124,000
Cambiar SMID Fund	100,000,000	3,337	3.48	1,397,962	5,638,000
Cambiar Small Cap Fund	100,000,000	3,454	3.95	2,595,714	7,130,000
Cambiar International Equity Fund	100,000,000	31,186	4.87	3,958,358	36,743,000
Cambiar International Small Cap Fund	100,000,000	7,019	3.49	1,966,763	8,500,000
Cambiar Aggressive Value Fund	100,000,000	115	4.23	104,700	240,000

9. Other:

At October 31, 2022, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of an omnibus account that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% of Ownership
Cambiar Opportunity Fund, Investor Class	3	62%
Cambiar Opportunity Fund, Institutional Class	3	69%
Cambiar SMID Fund, Investor Class	1	91%
Cambiar SMID Fund, Institutional Class	3	73%
Cambiar Small Cap Fund, Investor Class	3	65%
Cambiar Small Cap Fund, Institutional Class	2	67%
Cambiar International Equity Fund, Investor Class	1	76%
Cambiar International Equity Fund, Institutional Class	3	70%
Cambiar International Small Cap, Institutional Class	2	84%
Cambiar Aggressive Value Fund, Investor Class	1	51%

10. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of October 31, 2022.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and the Shareholders of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund and Cambiar Aggressive Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund and Cambiar Aggressive Value Fund (collectively referred to as the “Funds”) (six of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Cambiar Investors investment companies since 2005.

Philadelphia, Pennsylvania

December 23, 2022

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THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their

Name and Year of Birth	Position with Trust and Length of Time Served1	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES [3],[4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

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affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-8227. The following chart lists Trustees and Officers as of October 31, 2022.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served1	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES[3]

Kathleen Gaffney (Born: 1961)	Trustee (since 2022)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President - Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

Monica Walker (Born: 1958)	Trustee (since 2022)	Retired since 2017. Co-Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Holland Capital Management, LLC from 1991 to 2017.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS (continued)

James Bernstein	Vice President and Assistant	Attorney, SEI Investments, since 2017.
(Born: 1962)	Secretary
	(since 2017)	Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois	Assistant Treasurer	Fund Accounting Manager, SEI Investments, since 2000.
(Born: 1973)	(since 2017)

Eric C. Griffith	Vice President and Assistant	Counsel at SEI Investments since 2019. Vice President and Assistant
(Born: 1969)	Secretary (since 2019)	General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger	Treasurer, Controller and Chief	Director of Fund Accounting, SEI Investments, since 2020.
(Born: 1980)	Financial Officer	Senior Director, Embark, from 2019 to 2020. Senior Manager,
	(since 2021)	PricewaterhouseCoopers LLP, from 2002 to 2019.

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Other Directorships Held in the Past Five Years

None.

None.

None.

None.

None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEl Institutional Investments Trust. SEI Institutional International Trust, SEI Institutional Managed Trust, SEl Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEl Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors Inner Circle Fund I. The Advisors Inner Circle Fund Ill, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

Bridget E. Sudall (Born: 1980)	Privacy Officer (from 2015 – May 2022 and since November 2022)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

Anti-Money Laundering Officer (from 2015 – May 2022 and since November 2022)

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Other Directorships Held in the Past Five Years

None.
None.
None.

None.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2022 to October 31, 2022).

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratios	Expenses Paid During Period*
Cambiar Opportunity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$977.20	0.87%	$4.34
Hypothetical 5% Return	$1,000.00	$1,020.82	0.87%	$4.43
Cambiar Opportunity Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$978.30	0.65%	$3.24
Hypothetical 5% Return	$1,000.00	$1,021.93	0.65%	$3.31
Cambiar SMID Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$997.60	0.91%	$4.58
Hypothetical 5% Return	$1,000.00	$1,020.62	0.91%	$4.63
Cambiar SMID Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$998.10	0.85%	$4.28
Hypothetical 5% Return	$1,000.00	$1,020.92	0.85%	$4.33
Cambiar Small Cap Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$984.40	1.11%	$5.55
Hypothetical 5% Return	$1,000.00	$1,019.61	1.11%	$5.65
Cambiar Small Cap Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$985.70	0.91%	$4.55
Hypothetical 5% Return	$1,000.00	$1,020.62	0.91%	$4.63

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	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratios	Expenses Paid During Period*
Cambiar International Equity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$854.10	1.01%	$4.72
Hypothetical 5% Return	$1,000.00	$1,020.11	1.01%	$5.14
Cambiar International Equity Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$855.00	0.90%	$4.21
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58
Cambiar International Small Cap Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$840.40	0.98%	$4.55
Hypothetical 5% Return	$1,000.00	$1,020.27	0.98%	$4.99
Cambiar Aggressive Value Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$964.70	1.10%	$5.45
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 23-24, 2022 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to certain Funds. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with such Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

REVIEW OF THE LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 24, 2022, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Funds’ liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that material changes had been made to the Program since its implementation relating to an update to incorporate the Cambiar Large Cap ETF, Cambiar Small Cap ETF and Cambiar SMID ETF, and related ETF-specific considerations. The Program Administrator’s report also noted that the Board approved a change to the membership of the committee serving as Program Administrator.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS OCTOBER 31, 2022

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2022 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31 2022, each portfolio is designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction (1)	Qualifying Dividend Income (2)
Cambiar Opportunity Fund	49.42%	50.58%	100.00%	32.69%	35.46%
Cambiar SMID Fund	32.75%	67.25%	100.00%	18.41%	19.89%
Cambiar Small Cap Fund	62.59%	37.41%	100.00%	8.02%	8.90%
Cambiar International Equity Fund	0.00%	100.00%	100.00%	0.91%	100.00%
Cambiar International Small Cap Fund	51.25%	48.75%	100.00%	0.00%	44.09%
Cambiar Aggressive Value Fund	0.00%	100.00%	100.00%	99.99%	100.00%

	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)	Foreign Tax Credit Pass Through (7)
Cambiar Opportunity Fund	0.00%	0.00%	100.00%	0.00%	0.00%
Cambiar SMID Fund	0.00%	0.00%	100.00%	0.00%	0.00%
Cambiar Small Cap Fund	0.00%	0.00%	100.00%	0.00%	0.00%
Cambiar International Equity Fund	0.00%	0.04%	0.00%	0.00%	18.50%
Cambiar International Small Cap Fund	0.00%	0.00%	100.00%	0.00%	1.17%
Cambiar Aggressive Value Fund	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions.”

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(7)

Foreign Tax Credit Pass Through represents amounts eligible for the foreign tax credit and is reflected as a percentage of “Ordinary Income Distributions.” the Cambiar International Equity Fund and the Cambiar International Small Cap Fund intend to pass through a foreign tax credit to shareholders. For the fiscal year ended October 31, 2022, the total amount of foreign source income for the Cambiar International Equity Fund and the Cambiar International Small Cap Fund was $10,669,334 and $736,791, respectively. The total amount of foreign taxes paid for the Cambiar International Equity Fund and the Cambiar International Small Cap Fund was $2,873,528 and $80,559, respectively. Your allocable shares of foreign tax credit will be reported on Form 1099 DIV.

(8)

The fund is designating a portion of the redemption proceeds as taxable net investment income and/or realized capital gain for dividend paid deduction purposes (equalization debits). This designation has no impact on shareholders’ income tax reporting. For shareholders’ income tax reporting, the amount of ordinary income and/or long-term gain, if any, will be designated on Form 1099-DIV.

The Cambiar Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-777-8227

Investment Adviser

Cambiar Investors, LLC

200 Columbine Street

Suite 800

Denver, CO 80206

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

CMB-AR-001-2100

Item 2.    Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022					2021
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$72,710		None	None		$104,400		None	None

(b)	Audit-Related Fees	None		None	None		None		None	None

(c)	Tax Fees	$10,000	(2)	None	$256,295	(4)	$10,000	(2)	None	$150,670	(4)

(d)	All Other Fees	None		None	$86,500	(5)	None		None	$385,179	(5)

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022				2021
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$529,590		None	None	$719,590	None	None

(b)	Audit-Related Fees	$10,000	(6)	None	None	None	None	None

(c)	Tax Fees	$2,000	(3)	None	None	None	None	None

(d)	All Other Fees	None		None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2022			2021
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$61,000	None	None	$77,300	None	None

(b)	Audit-Related Fees	None	None	None	None	None	None

(c)	Tax Fees	None	None	None	None	None	None

(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Final tax compliance services provided to McKee International Equity Portfolio.
(3)	Common Reporting Standard (“CRS”) tax services for the Sands Capital Global Growth Fund.
(4)	Tax compliance services provided to service affiliates of the funds.
(5)	Non-audit assurance engagements for service affiliates of the funds.
(6)	Fees related to consents for Cambiar N-14 filings.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2022	2021
Audit-Related Fees	None	None

Tax Fees	None	None

All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2022	2021
Audit-Related Fees	None	None

Tax Fees	None	None

All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2022	2021
Audit-Related Fees	None	None

Tax Fees	None	None

All Other Fees	None	None

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $342,795 and $535,849 for 2022 and 2021, respectively.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $2,000 and $0 for 2022 and 2021, respectively.

(g)    The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2022 and 2021, respectively.

(h)    During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)    Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure	of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.     Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 6, 2023